                            STOCK PURCHASE AGREEMENT


                                     BETWEEN


                          PREFERRED HEALTH CHOICE, INC.


                                       AND


                     UNITED PAYORS & UNITED PROVIDERS, INC.


                                OCTOBER 22, 1996




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                            STOCK PURCHASE AGREEMENT


         Agreement made as of October 22, 1996, but effective as of September 30, 1996, between Preferred Health Choice, Inc., an Illinois Corporation ("PHC") and a wholly-owned indirect subsidiary of Pioneer Financial Services, Inc., a Delaware corporation ("PFS"), and United Payors & United Providers, Inc., a Delaware corporation ("Buyer").

                                    RECITALS

         WHEREAS, PHC owns an aggregate of 8,499,998 shares (the "Shares") of Common Stock, without par value, constituting all of the issued and outstanding capital stock of National Health Services, Inc., a Wisconsin corporation ("NHS");

         WHEREAS, NHS owns an aggregate of 1,000 shares of capital stock of Healthcare Review Corporation, a Kentucky corporation ("HRC"), which shares represent all of the issued and outstanding shares of capital stock of HRC;

         WHEREAS, NHS and PFS desire to enter into a Health Care Administrative Services Agreement, dated as of October 24, 1996 (the "Services Agreement");

         WHEREAS, NHS and National Group Life Insurance Company, an Illinois corporation and an affiliate of PHC ("NGL"), desire to enter into a Lease, dated as of October 24, 1996 (the "Lease ");

         WHEREAS, Buyer desires to acquire from PHC, and PHC desires to sell to Buyer, all of the Shares.

         NOW, THEREFORE, in consideration of the premises and the representations, warranties and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I
                                 THE TRANSACTION

         1.1 On the terms and subject to the conditions set forth herein, at the closing (the "Closing") on the Closing Date (as hereinafter defined):

         (a) PHC shall sell, transfer and assign to Buyer, and Buyer shall purchase from PHC, the Shares for a purchase price (the "Purchase Price") of Five Million Dollars ($5,800,000) and the warrants (the "Warrants") described in the forms of the Warrant Certificates attached as Exhibits A-l and A-2 hereto (the "Warrant Certificates").



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         (b)      Buyer shall pay the Purchase Price as follows:

                  (i)      Buyer   shall   pay   to  PHC  Five  Million  Dollars
                           in the form of a  wire   transfer  to a bank  account
                           designated  by PHC of  readily available U.S. funds,

                  (ii) Buyer shall (A) issue to PHC the Warrants, (B) execute and deliver to PHC the Warrant Certificates, and (C) thereafter perform its obligations under the Warrant Certificates fully and in a timely manner.

         (c) The parties shall deliver the documents and instruments and take the actions referred to in Article VII hereof.

         (d) The closing shall be held at the offices of Buyer at 2:00 p.m., local time, on October 23, 1996 or at such other date, time and place as the parties may agree in writing (the "Closing Date"); however, the transactions contemplated herein shall be deemed for all purposes to have taken place, and to be effective, as of September 30, 1996.

         1.2 On the terms, and subject to the conditions set forth herein, immediately following the Closing:

         (a)      PFS and NHS shall enter into the Services Agreement.

         (b)      NGL and NHS shall enter into the Lease.


                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF PHC

         Except as may otherwise be set forth in a letter (the "PHC DISCLOSURE LETTER") delivered to Buyer concurrently with the execution and delivery of this Agreement and initialed for identification purposes by Buyer and PHC, PHC hereby represents and warrants to Buyer, its successors and assigns as follows:

          2.1  Organization  and  Qualification.
               --------------------------------    Paragraph  2.1  of   the  PHC
Disclosure Letter lists the name and jurisdiction of incorporation of NHS, HRC and each of NHS' other direct and indirect Subsidiaries (the subsidiaries listed in paragraph 2.1 of the PHC Disclosure Letter are herein referred to collectively as the "Subsidiaries" and individually as a "Subsidiary"). PHC, NHS and each Subsidiary is a corporation and in good standing as a domestic corporation under the laws of the state of its incorporation, and, to the knowledge of PFS, is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except in jurisdictions, if any, where the failure to be so qualified would not prevent PHC from fulfilling



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its  obligations  hereunder or constitute or would result in a Material  Adverse
Event with respect to NHS. As used in this Agreement, the term "MATERIAL ADVERSE EVENT" when used in reference to NHS and/or its Subsidiaries shall mean any event, circumstance, condition, development or occurrence causing, resulting in or having (or, with the passage of time, reasonably likely to cause, result in or have) a material adverse effect on the condition (financial or otherwise), business, properties, business relationships, prospects or results of operations of NHS and its Subsidiaries taken as a whole. NHS and each Subsidiary has the requisite corporate power and authority to own, use or lease its respective properties and to carry on its respective business as now being conducted.

         2.2   Capitalization  of NHS.
               ---------------------- The authorized, issued and outstanding capital stock of NHS and each Subsidiary are as set forth in paragraph 2.2 of the NHS Disclosure Letter. All of the issued and outstanding shares of capital stock of NHS and each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights (whether created by statute or otherwise). Except as disclosed in paragraph 2.2 of the NHS Disclosure Letter, there are no options, warrants or other rights, commitments or agreements of any character which call for the issuance of shares of capital stock of NHS or any Subsidiary or any securities, instruments or rights convertible into or exchangeable for shares of capital stock or other securities of NHS or any Subsidiary. Neither NHS nor any Subsidiary has any obligation, contingent or otherwise, to register any securities of NHS or any Subsidiary under the federal securities laws.

         2.3   Title to  Shares.
               ---------------- All of the issued and outstanding shares of capital stock of NHS are, and immediately prior to the Closing Date will be, owned of record and beneficially by PHC, free and clear of all liens, charges, pledges, encumbrances, equities, rights of first refusal, options or other claims of any nature, except liens for current taxes not yet delinquent. All of the issued and outstanding shares of capital stock of each Subsidiary are, and immediately prior to the Closing Date will be, owned of record and beneficially by NHS, free and clear of all liens, charges, pledges, encumbrances, equities, rights of first refusal, options or other claims of any nature, except liens for current taxes not yet delinquent.

          2.4    Authority.
                 ---------
          (a) PHC has the requisite corporate power and authority to execute and deliver this Agreement an to fulfill its obligations hereunder. The execution and delivery of this Agreement by PHC and the performance of its obligations hereunder have been duly and validly authorized by the Board of Directors and sole shareholder of PHC, and no other corporate proceedings on the part of PHC are necessary, as matter of law or otherwise, in connection therewith. This Agreement has been duly and validly executed and delivered by PHC and, assuming this Agreement constitutes the valid and binding obligations of Buyer, this Agreement constitutes a valid and binding agreement of PHC, enforceable against PHC in accordance with its terms, except (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in


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                  effect relating to creditors' rights, and (b) as the remedy of
                  specific   performance  and  injunctive  and  other  forms  of
                  equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. All corporate action on the part of PHC, its Board of Directors and its sole shareholder which is necessary, as a matter of law or otherwise, for the execution, delivery and performance of this Agreement by PHC has been duly and validly taken.

          (b) PFS has the requisite corporate power and authority to execute and deliver the Services Agreement and to fulfill its obligations  thereunder.  The execution  and delivery  of  the
                  Services Agreement by PFS and the performance of its obligations thereunder have been duly and validly authorized by the Executive Committee of the Board of Directors of PFS, and no other corporate proceedings on the part of PFS are necessary, as a matter of law or otherwise, in connection therewith. When executed and delivered by PFS as provided herein, the Services Agreement will have been duly and validly executed and delivered by PFS and, validly executed by NHS, will constitute a valid and binding agreement of PFS, enforceable against PFS in accordance with its terms, except (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. All corporate action on the part of PFS, and its Board of Directors which is necessary, as a matter of law or otherwise, for the execution, delivery and performance of the Services Agreement by PFS has been duly and validly taken.

          (c) NGL has the requisite corporate power and authority to execute and deliver the Lease and to fulfill its obligations thereunder. The execution and delivery of the Lease by NGL and the performance of its obligations thereunder have been duly and validly authorized by the Board of Directors of NGL, and no other corporate proceedings on the part of NGL are necessary, as a matter of law or otherwise, in connection therewith. When executed and delivered by NGL as provided herein, the Lease will have been duly and validly executed and delivered by NGL and, assuming the Lease constitutes the binding obligations of NHS, the Lease will constitute a valid and binding agreement of NGL, enforceable against NGL in accordance with its terms, except (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefore may be brought. All corporate action on the par of NGL and it Board of Directors which is necessary, as a matter of law or otherwise, for the execution,


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                  delivery   and   performance   of   this   Agreement   by  NGL
                  has   been   duly   and   validly taken.

          2.5     No  Other Investments or Subsidiaries.
                  -------------------------------------   NHS   has  no   equity
interest  or  investment  in   any   entity   other  than   the    Subsidiaries.

          2.6     Financial  Statements.
                  --------------------- PHC has furnished to Buyer true and complete copies of its consolidated balance sheet dated August 31, 1996 and its consolidated statement of operations for the eight month period ended August 31, 1996. Such financial statements are in accordance with the books and records of the entities covered thereby, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the consolidated financial position of NHS and its Subsidiaries as of the end of the period covered and the consolidated results of operations for the period covered in conformity with generally accepted accounting principles. As used in this Agreement, the "Latest NHS Balance Sheet" shall mean the August 31, 1996 consolidated balance sheet of NHS attached as Schedule 1 to paragraph 2.6 of the PHC Disclosure Letter.

         2.7      Absence  of  Certain  Changes.
                  -----------------------------  Except as contemplated by  this
Agreement or disclosed in the PHC Disclosure Letter, since the date of the Latest NHS Balance Sheet, NHS and each Subsidiary has conducted its respective business only in, and has not engaged in any transaction other than according to, the ordinary and usual course of such business consistent with prior practices, and, since such date, there has not been (a) any Material Adverse
Event with respect to NHS or its Subsidiaries: (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of NHS or any Subsidiary; (c) any change in the accounting principles, practices or methods of NHS or any Subsidiary; (d) any labor dispute or difficulty which is reasonably likely to result in any Material Adverse Event with respect to NHS or any Subsidiary; (e) any asset of NHS or any Subsidiary having a value of $50,000 or more sold or disposed of, subjected to any lien, charge or other encumbrance; (f) any amendment or termination of any contract or agreement to which NHS or any Subsidiary is a party which involves the payment (in any form) by or to NHS or such Subsidiary of $100,000 or more in any twelve-month period; (g) any repurchase of issuances or other changes to the outstanding capital stock of NHS or any Subsidiary; or (h) any increase in the compensation payable or which could become payable by NHS or any Subsidiary to any of their respective directors, officers, employees or consultants, or any amendment of any employee benefit plan.

          2.8     Absence of Undisclosed Liabilities.
                  ----------------------------------    To the knowledge of PHC,
except and to the extent reserved against or reflected in the Latest NHS Balance Sheet or disclosed in the PHC Disclosure Letter: (a) neither NHS nor any Subsidiary had, at such date, any liabilities or obligations (contingent or otherwise) in excess of $50,000 in the aggregate which were required by generally accepted accounting principles, consistently applied, to be reserved against or reflected therein, and (b) since the date of the Latest NHS Balance Sheet, except in the ordinary course of its business, neither NHS nor any Subsidiary has incurred any liabilities or obligations in excess of $50,000 in the aggregate which, had they been incurred prior to such date, would

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have been required by such principles, so applied, to have been reserved against or reflected in the Latest NHS Balance Sheet.

         2.9      Consents    and    Approvals:    No    Violation.
                  ------------------------------------------------    Except  as
disclosed in the PHC Disclosure Letter, the execution and delivery of this Agreement, the Services Agreement and the Lease do not and the consummation of the transactions contemplated hereby will not:

         (a) conflict with any provision of the articles of incorporation or bylaws of PLI, NGL, PHC, NHS or any Subsidiary:

         (b) require PLI, NGL, PHC, NHS or any Subsidiary to obtain any consent, approval, authorization or permit of or from, or filing with or notification to, any governmental or regulatory authority except as contemplated herein;

         (c) conflict with, result in the breach of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which NHS or any Subsidiary is a party or by which NHS or any Subsidiary or any of their respective assets may be bound which are required to be disclosed in paragraphs 2.11, 2.14 or 2.15 of the PHC Disclosure Letter; or

         (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to PLI, NGL, PHC, NHS or any Subsidiary.

         2.10     Certain  Fees and  Expenses.
                  ---------------------------   No  person  or  entity  has been
authorized by PHC, NHS or any Subsidiary to act for PHC, NHS or any Subsidiary in connection with the transactions provided for in this Agreement in a way which would entitle such person to receive from NHS or any Subsidiary any broker's fees, commissions, finder's fees, investment banking or financial advisory fees in connection with this Agreement (or for reimbursement of any expenses related thereto).

         2.11 Employment and Similar Agreements. ------------------------------------ Paragraph 2.11 of the
PHC Disclosure Letter sets forth (a) all written employment, severance, bonus, consulting or indemnification arrangements, agreements, understandings or plans between NHS or any Subsidiary and any of their respective directors, officers or employees (including without limitation any such arrangements, agreements, understandings or plans which are conditioned upon a change of control involving NHS or any Subsidiary); (b) all written compensatory arrangements, agreements, understandings or plans between NHS or any Subsidiary and any consultant (including without limitation any such arrangements, agreements, understandings or plans which are conditioned upon a change of control involving NHS); and (c) a list of current employees of NHS and each Subsidiary which reflects, among other things, the current compensation of each such employee.


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         2.12  Litigation.
               ----------   Except as  disclosed  in  paragraph  2.12 of the PHC
Disclosure Letter, as of the date hereof, there is no claim, action or proceeding, including without limitation any claim of indemnification, pending or, to the knowledge of PHC, NHS or any Subsidiary, threatened against or relating to NHS or any Subsidiary. Neither NHS nor any Subsidiary or any of their respective officers, directors or employees has been permanently or temporarily enjoined by any order, judgment or decree of any court or any other governmental or regulatory authority from engaging in or continuing any conduct or practice in connection with the business, assets, properties or affairs of NHS or any Subsidiary. There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other governmental or regulatory authority enjoining or requiring NHS or any Subsidiary to take any action of any kind with respect to its business, assets, properties or affairs.

         2.13 Taxes.
              -----  Except as disclosed in paragraph 2.13 of the PHC Disclosure
Letter: NHS and each Subsidiary, either on their own or as part of a consolidated group of corporations, have timely filed accurate, true and complete copies of all income, franchise, license, sales, payroll and property tax returns and reports that are or have been required to be filed with the United States and with the jurisdictions in which they are qualified to do business or are required to file tax returns or reports and have paid in full all taxes, interest, penalties, assessments or deficiencies that are or have been due or payable or are or have been claimed by any taxing authority to be due and payable (whether or not it is currently known that such taxes are or have been due and payable). NHS and each Subsidiary have, to the extent required, made estimated payments against all taxes that have not yet become due and payable and have withheld or collected, and, to the extent required, paid over to the proper governmental authorities, all taxes, assessments and fees required by law to have been withheld or collected. NHS and each Subsidiary have duly paid or provided for all taxes with respect to any period prior to the date of this representation and warranty. There are no liens for taxes, assessments, fees or other governmental charges upon any of the assets or properties of NHS and each Subsidiary. Neither NHS nor any Subsidiary has waived or been granted an extension which is still effective, for any applicable limitation period for the assertion of any tax liability for any federal income tax year.

         2.14 Benefit Plans.
              ------------- Each employee benefit plan covering employees of NHS or any Subsidiary which is maintained or contributed to by NHS or any Subsidiary conforms in all material respects to, and its administration is in conformity in all material respects with, all applicable laws and regulations; no liability or penalty under the Employment Retirement Income Security Act of 1974, as amended, has been or will be incurred by NHS or any Subsidiary with respect to any such plan; full payment has been made of all amounts which NHS or any Subsidiary is required to have paid as contributions to such plans; there is not in the aggregate any accumulated funding deficiency with respect to such plans; and the current value of accrued benefits of each such plan does not exceed the current value of such plan's assets.

         2.15 Contracts.
              ---------   Paragraph 2.15 of the PHC Disclosure  Letter lists all
agreements, contracts, licenses, leases, and understandings, whether written or oral, which either (a) involve payment (in any form) by or to NHS or any Subsidiary of $100,000 or more in any twelve-month period or (b) are material to NHS (except that such list may exclude agreements which are listed

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elsewhere  in  the  PHC  Disclosure  Letter).  All  such  agreements  contracts, licenses, leases and understandings are in full force and effect and no party thereto has given any notice of termination with respect thereto (except notices of termination which have been withdrawn). Neither NHS nor any Subsidiary is in material breach of any agreement, contract, license, lease or understanding which is described or required to be described in the PHC Disclosure Letter, nor does any event exist which, with notice or passing of time or both, would constitute or result in a material breach by NHS or any Subsidiary of any such agreement, contract, license, lease or understanding. To the knowledge of PHC, NHS and each Subsidiary, the other party or parties to each such agreement, contract, license, lease or understanding has complied with all material commitments and obligations on its or their part.

         2.16  Intellectual Property Rights.
               ----------------------------

          (a) As used in this Agreement, "INTELLECTUAL PROPERTY RIGHTS" includes United States and foreign inventions, invention disclosures, patents, inventors' certificates, utility models, trademarks, service marks, trade names, copyrights, trade secrets (including processes and software programs), registrations and applications therefor, and past, present and future causes of action and remedies therefor. To the knowledge of PHC, NHS and each Subsidiary, NHS and each Subsidiary has full right, title and interest in or to use (as currently used) all Intellectual Property Rights which are material to the conduct of its business as now conducted, and the consummation of the transactions contemplated hereby will not alter or impair in an adverse manner such Intellectual Property Rights. Paragraph 2.16 of the PHC Disclosure Letter lists all Intellectual Property Rights, including computer software (whether owned by or licensed to NHS or any Subsidiary) which is material to the conduct of the business of NHS as now conducted.

          (b) To the knowledge of PHC, NHS and each Subsidiary, neither NHS nor any Subsidiary is in default under any material agreement pursuant to which it is licensing Intellectual Property Rights of a third party or granting licenses to its own Intellectual Property Rights. Neither NHS nor any Subsidiary has notified any other party of an alleged default of any such agreement. Neither PHC, NHS nor any Subsidiary has received any communications alleging that NHS or any Subsidiary has violated any other person's Intellectual Property Rights or has engaged in unfair competition against such person.

          (c) To the knowledge of PHC, NHS and each Subsidiary, NHS and each Subsidiary do not infringe (nor has it misappropriated) any third party's Intellectual Property Rights and neither NHS nor any Subsidiary has any material liability for any past infringement or misappropriation. No material dispute or disagreement involving NHS or any Subsidiary exists or is, to the knowledge of NHS or any Subsidiary, threatened with regard to any third party Intellectual Property Right, including any allegation of Intellectual Property Rights infringement or misappropriation or of

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                any   breach or default of an   Intellectual   Property   Rights
                license   or   similar  agreement.

         2.17   Properties,   Liens.
                ------------------- Except for statutory mechanics and materialmen's liens and liens for current taxes not yet delinquent, NHS and each Subsidiary own or lease, free and clear of any liens, claims, charges, options or other encumbrances (it being understood that, with respect to leased properties, such representation regarding the absence of liens claims, charges, options or other encumbrances relates only to the leasehold interest of NHS or any Subsidiary, as applicable), all tangible and intangible properties, real and personal, material to the operation of their respective businesses as now conducted whether or not reflected in the Latest NHS Balance Sheet (except property sold or disposed of in the ordinary course of business since the date of the Latest NHS Balance Sheet) and all such property acquired or used since such date, and to the knowledge of NHS or any Subsidiary, there has not been any violation of any law, regulation or ordinance (including without limitation laws, regulations and ordinances relating to health, fire, safety, zoning, environmental, building, city planning or similar issues) relating to such properties or businesses which may reasonably be expected to result in a Material Adverse Event. There are no proceedings affecting any of such properties pending or threatened which may reasonably be expected to, materially and adversely, curtail the use of such property for the purpose for which it was acquired or the purpose for which it is now used. Paragraph 2.17 of the PHC Disclosure Letter lists all real property owned or leased by NHS or any Subsidiary.

         2.18   Compliance with Applicable  Laws.
                --------------------------------   To  the knowledge of PFS, NHS
and each Subsidiary holds all licenses, permits and authorizations necessary for the lawful conduct of its business, as now conducted, except for such licenses, permits and authorizations the absence of which will not result in a Material Adverse Event; and neither PHC, NHS nor any Subsidiary has received any notice from any authority or person which asserts that NHS or any Subsidiary lacks any license, permit or authorization necessary for the lawful conduct of its business, or that NHS or any Subsidiary is in violation of any material law, ordinance or regulation of material significance to NHS or any subsidiary.

         2.19   Environmental Liability.
                -----------------------    To  the  knowledge of PHC, NHS or any
Subsidiary:

         (a) The businesses of NHS and each Subsidiary have been and are operated in material compliance with all applicable statutory or regulatory requirements of all federal, state and local governmental authorities with jurisdiction over the environment or over workplace health and safety, and neither NHS nor any Subsidiary have caused or allowed the generation, treatment, storage, release or disposal of hazardous substances except in accordance with such statutes and regulations as they existed at the time of such generation, treatment, storage, release or disposal.

         (b) Neither PHC, NHS nor any Subsidiary has received any written notice or, to the best knowledge of PHC, NHS or any Subsidiary, any other communication, from any governmental authority alleging or concerning any violation by NHS or any

                Subsidiary of, or responsibility or liability of NHS or any Subsidiary, any statute or regulation relating to the environment. There are no pending or threatened, claims, suits, proceedings or investigations with respect to the businesses or operations of NHS or any Subsidiary alleging or concerning any violation of or responsibility or liability under any statutes or regulations relating to the environment, nor does PHC, NHS or any Subsidiary have any knowledge of any fact or condition which might reasonably be expected to give rise to such a claim, suit, proceeding or investigation.

         (c) There are no pending or threatened actions, proceedings or investigations seeking to revoke or deny renewal of any of such approvals, permits and licenses; nor does PHC, NHS or any Subsidiary have knowledge of any fact or condition which might reasonably be expected to give rise to any action, proceeding or investigation to revoke or deny renewal of such approvals, permits or licenses if such revocation or denial would constitute a Material Adverse Event.

         2.20   Insurance.
                --------- NHS and each Subsidiary has in place insurance coverage of the types, in the coverage amounts and subject to retention, deductible or other similar terms as described in paragraph 2.20 of the PHC
Disclosure Letter. PFS management reasonably believes such coverage to be appropriate and adequate.

         2.21   Service  Agreements.
                ------------------- To the knowledge of PHC, NHS and each Subsidiary, all charges made to customers of NHS or any Subsidiary have been properly computed and billed in material compliance with applicable agreements and procedures in place with respect to such customers, and no such customer has any right to any material refund, price or fee adjustments offset or similar right with respect to any such charges.

         2.22   Minute  Books and  Stock  Records.
                ---------------------------------   PHC  has  delivered  or made
available to Buyer true and complete copies of the minute books and stock records of NHS and each Subsidiary, which contain a complete and correct records of all stock transactions of each such company and of all meetings of the Boards of Directors of each such company (and committees thereof) and all meetings of their stockholders and all actions by written consent without a meeting by such Boards of Directors (and committees) and their stockholders since the date of incorporation and reflect accurately in all material respects all actions by such directors and by stockholders with respect to all transactions referred to in such minutes.

         2.23   Certain  Relationships.
                ----------------------   Neither  PHC, NHS  nor  any  Subsidiary
has any knowledge that any material customer of NHS or any Subsidiary currently plans to terminate its relationship with any such company.

         2.24   Affiliated Transactions.
                -----------------------  Section  2.24  of  the  PHC  Disclosure
Letter lists all transactions which are now in effect between NHS or any Subsidiary, on the one hand, and any person or entity affiliated with NHS or any Subsidiary (other than NHS or a Subsidiary), on the other hand, including without limitation any charge for services (administrative or otherwise).
                                       10

         2.25  Full  Disclosure.
               ---------------- PHC has delivered, or made available to Buyer, copies of all written instruments, agreements and other documents referred to in the PHC Disclosure Letter except as otherwise indicated. All instruments, agreements, schedules and other documents referred to in the PHC Disclosure Letter delivered or to be delivered, or made available, to Buyer pursuant to this Agreement are true and complete in all material respects. No representation or warranty made in this Article II as supplemented by the PHC Disclosure Letter contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make such representation or warranty in light of the circumstances in which it is made, not misleading.



                                   ARTICLE III
                     REPRESENTATIONS AND WARRANTIES OF BUYER

         Except as may otherwise be set forth in a letter ("BUYER DISCLOSURE LETTER") delivered to PHC concurrently with the execution of this Agreement and initialed for identification purposes by PHC and Buyer, Buyer hereby represents and warrants to PHC, its successors and assigns as follows:

         3.1   Organization  and  Qualification.
               --------------------------------  Buyer  is  a  corporation  duly organized, validly existing and in good standing as a domestic corporation under the laws of the state of Delaware, is duly qualified to do business as a foreign corporation and is in good standing in each other jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except in jurisdictions, if any, where the failure to be so qualified would not constitute or result in a Material Adverse Event or result in a Material Adverse Event. As used in this Agreement, the term "MATERIAL ADVERSE EVENT" when used in reference to Buyer shall mean any event, circumstance, condition, development or occurrence causing, resulting in or having a material adverse effect on the condition (financial or otherwise), business, properties, business relationships, prospects or results of operations of Buyer taken as a whole. Buyer has the requisite corporate power and authority to own, use or lease its respective properties and to carry on its respective business as now being conducted.

         3.2   Capitalization of Buyer.
               -----------------------

          (a) The authorized, issued and outstanding capital stock of Buyer is as set forth in paragraph 3.2 of the Buyer Disclosure Letter. All of the issued and outstanding shares of capital stock of Buyer have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights (whether created by statute or otherwise). Except as disclosed in paragraph 3.2 of the Buyer Disclosure Letter, there are no options, warrants or other rights, commitments or agreements of any character which call for the issuance of shares of capital stock of Buyer or any securities, instruments or rights convertible into or exchangeable for shares of capital stock or other securities of Buyer. Neither Buyer nor any affiliate thereof has any obligation, contingent or otherwise, to register any securities of Buyer under the federal securities laws.

         (b) The Warrants have been duly authorized, and when issued as contemplated herein, will be duly and validly issued; and the capital stock of Buyer to be issued to the holder or holders of the Warrants upon the exercise of the Warrants will, when so issued, be duly authorized validly issued and nonassessable and will not be subject to preemptive rights.

         3.3   Authority Relative to this Agreement.
               ------------------------------------

         (a) Buyer has the requisite corporate power and authority to execute and deliver this Agreement and the Warrant Certificates and to fulfill its obligations hereunder and thereunder. The execution and delivery of this Agreement and the Warrant Certificates by Buyer and the performance of its obligations hereunder and thereunder have been duly and validly authorized by the Executive Committee of the Board of Directors of Buyer, and no other corporate proceedings on the part of Buyer are necessary, as a matter of law or otherwise, in connection therewith. This Agreement has been, and the Warrant Certificates when executed and delivered as provided herein, shall have been, duly and validly executed and delivered by Buyer and, assuming this Agreement, constitutes the valid and binding obligations of PHC, this Agreement constitutes, and the Warrant Certificates will constitute, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms, except
               (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          (b) When executed and delivered as provided herein, the Services Agreement and the Lease will have been duly and validly authorized, executed and delivered by NHS and, assuming the Services Agreement and the Lease constitute the valid and binding obligations of the other parties thereto, the Services Agreement and the Lease will constitute valid and binding agreements of NHS, enforceable against NHS in accordance with their respective terms, except (a) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, and (b) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          3.4  Financial  Statements.
               --------------------- Buyer has furnished to PHC the consolidated balance sheets of Buyer as of December 31, 1995 and June 30, 1996 and the consolidated statements of operations and cash flows of Buyer for the year ended December 31, 1995 and the six month periods ended June 30, 1995 and June 30, 1996. Such financial statements, with the notes thereto, are, and, except as disclosed in paragraph
3.4 of the Buyer Disclosure Letter will be, in accordance with the books and records of Buyer and have been, or will be, prepared in accordance with generally accepted accounting principles applied on a consistent basis and present fairly the financial condition of Buyer as of the end of each period covered and the results of its operations and cash flows for each of the periods in accordance with generally accepted accounting principles. As used in this Agreement, the "LATEST BUYER BALANCE SHEET" shall mean the June 30, 1996 balance sheet of Buyer attached as Schedule l to paragraph 3.4 of the Buyer Disclosure Letter.

         3.5  Absence  of  Certain  Changes.
              -----------------------------   Except  as  contemplated  by  this
Agreement or disclosed in paragraph 3.5 of the Buyer Disclosure Letter, since the date of the Latest Buyer Balance Sheet, Buyer has conducted its business only in, and has not engaged in any transaction other than according to, the ordinary and usual course of such business consistent with prior practices, and, since such date, there has not been (a) any Material Adverse Event with respect to Buyer; (b) any declaration, setting aside or payment of any dividend or other distribution with respect to the capital stock of Buyer; (c) any change in the accounting principles, practices or methods of Buyer; (d) any labor dispute or difficulty which is reasonably likely to result in any Material Adverse Event with respect to Buyer; (e) any asset of Buyer having a value of $100,000 or more sold or disposed of, subjected to any lien, charge or other encumbrance; (f) any amendment or termination of any contract or agreement to which Buyer is party which involves the payment (in any form) by or to Buyer of $250.000 or more in any twelve-month period; or (g) any repurchase of, issuances or other changes to the outstanding capital stock of Buyer.

         3.6  Absence of  Undisclosed  Liabilities.
              ------------------------------------   To the knowledge  of Buyer,
except and to the extent reserved against or reflected in the Latest Buyer Balance Sheet: (a) Buyer had, at such date, no material liabilities or obligations (contingent or otherwise) which were required by generally accepted accounting principles, consistently applied, to be reserved against or reflected therein, and (b) since the date of the Latest Buyer Balance Sheet, except in the ordinary course of its business, Buyer has not incurred any material liabilities or obligations which, had they been incurred prior to such date, would have been required by such principles, so applied, to have been reserved against or reflected in the Latest Buyer Balance Sheet.

         3.7  Financial Capability.
              --------------------    Buyer  has, and  on  and after the Closing
Date will have, the financial capability to effect the consummation of the transactions contemplated in this Agreement and, the Warrant Certificates.

         3.8 Consents and Approvals: No Violation. ---------------------------------------- Except as disclosed in paragraph 3.5 of the Buyer Disclosure Letter, the execution and delivery of this Agreement and the Warrant Certificates, and the execution and delivery of the Services Agreement and the Lease by NHS do not, and the consummation of the transactions contemplated hereby and thereby will not:

          (a) conflict with any provision of the articles or certificate of incorporation or bylaws of Buyer;

          (b) require Buyer to obtain any consent, approval, authorization or permit of or from, or make any filing with or notification to, any governmental or regulatory authority;

          (c) conflict with, result in the breach of or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, lease, mortgage, license, agreement or other instrument or obligation to which Buyer is a party or by which Buyer or any of its assets may be bound; or

          (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Buyer.

          3.9  Certain  Fees and  Expenses.
               ---------------------------     No  person  or  entity  has  been
authorized by Buyer to act for Buyer in connection with the transactions provided for in this Agreement in a way which would entitle such person to receive from PHC (or NHS or any Subsidiary prior to the Closing) any broker's fees, commissions, finder's fees, investment banking or financial advisory fees in connection with this Agreement (or for reimbursement of any expenses related thereto).

         3.10   Litigation.
                ---------- Except as disclosed in paragraph 3.10 of the Buyer Disclosure Letter, as of the date hereof, there is no claim action or proceeding including without limitation any claim of indemnification, pending or, to the best knowledge of Buyer, threatened against or relating to Buyer which if adversely decided would result in a Material Adverse Event with respect to Buyer. Neither Buyer nor any of its respective officers, directors or employees has been permanently or temporarily enjoined by any order, judgment or decree of any court or any other governmental or regulatory authority from engaging in or continuing any conduct or practice in connection with the business, assets, properties or affairs of Buyer. There is not in existence on the date hereof any order, judgment or decree of any court or other tribunal or other governmental or regulatory authority enjoining or requiring Buyer to take any action of any kind with respect to its business, assets, properties or affairs.

         3.11   Taxes.
                ----- Buyer, either on its own or as part of a consolidated group of corporations, has timely filed accurate, true and complete copies of all income, franchise, license, sales, payroll and property tax returns and reports that are or have been required to be filed with the United States and with the jurisdictions in which it is qualified to do business or is required to file tax returns or reports and has paid in full all taxes, interest, penalties, assessments or deficiencies that are or have been due or payable or are or have been claimed by any taxing authority to be due and payable (whether or not it is currently known that such taxes are or have been due and payable). Buyer has, to the extent required, made estimated payments against all taxes that have not yet become due and payable and has withheld or collected, and, to the extent required, paid over to the proper governmental authorities, all taxes, assessments and fees required by law to have been withheld or collected. Buyer has duly paid or provided for all taxes with respect to any period prior to the date of this representation and warranty. There are no liens for taxes, assessments, fees or other governmental charges upon any of the assets or properties of Buyer. Buyer has not waived or been granted an extension which is still effective, for applicable limitation period for the assertion of any tax liability for any federal income tax year.

         3.12  Benefit Plans.
               ------------- Each employee benefit plan covering employees of Buyer which is maintained or contributed to by Buyer conforms in all material respects to, and its administration is in conformity in all material respects with, all applicable laws and regulations; no liability or penalty under the Employment Retirement Income Security Act of 1974, as amended. has been or will be incurred by Buyer with respect to any such plan; full payment has been made of all amounts which Buyer is required to have paid as contributions to such plans; there is not in the aggregate any accumulated funding deficiency with respect to such plans; and the current value of accrued benefits of each such plan does not exceed the current value of such plan's assets.

         3.13  Intellectual Property Rights.
               ----------------------------

          (a) As used in this Agreement "INTELLECTUAL PROPERTY RIGHTS" includes United States and foreign inventions, invention disclosures, patents, inventors' certificates, utility models, trademarks, service marks, trade names, copyrights, trade secrets (including processes and software programs), registrations and applications therefor, and past, present and future causes of action and remedies therefor. To the knowledge of Buyer, Buyer has full right, title and interest in or to use (as currently used) all Intellectual Property Rights which are material to the conduct of its business as now conducted, and the consummation of the transactions contemplated hereby will not alter or impair in an adverse manner such Intellectual Property Rights.

          (b) To the knowledge of Buyer, Buyer is not in default under any material agreement pursuant to which it is licensing Intellectual Property Rights of a third party or granting licenses to its own Intellectual Property Rights. Buyer has not notified any other party of an alleged default of any such agreement. Buyer has not received any communications alleging that Buyer has violated any other person's Intellectual Property Rights or has engaged in unfair competition against such person.

          (c) To the best knowledge of Buyer, Buyer is not infringing (nor has it misappropriated) any third party's Intellectual Property Rights and does not have any material liability for any past infringement or misappropriation. No material dispute or disagreement involving Buyer exists or is, to the knowledge of Buyer, threatened with regard to any third party Intellectual Property Right, including any allegation of Intellectual Property Rights infringement or misappropriation by

               Buyer or of any breach or default by Buyer of an Intellectual Property Rights license or similar agreement.

         3.14  Properties,  Liens.
               ------------------ Except for statutory mechanics and materialmen's liens and liens for current taxes not yet delinquent, Buyer owns or leases, free and clear of any liens, claims, charges, options or other encumbrance (it being understood that, with respect to leased properties, such representation regarding the absence of liens, claims, charges, options or other encumbrances relates only to the leasehold interest of Buyer), all tangible and intangible properties, real and personal, material for the operation of its business as currently conducted whether or not reflected in the Latest Buyer Balance Sheet (except property sold or disposed of in the ordinary course of business since the date of the Latest Buyer Balance Sheet) and all such property acquired or used since such date, and, to the knowledge of Buyer, there has not been any violation of any law, regulation or ordinance (including without limitation laws, regulations and ordinances relating to health, fire, safety, zoning, environmental, building, city planning or similar issues) relating to such properties or businesses which may reasonably be expected to result in a Material Adverse Event. There are no proceedings affecting any of such properties pending or threatened which may reasonably be expected to, materially and adversely, curtail the use of such property for the purpose for which it was acquired or the purpose for which it is now used.

         3.15  Compliance with Applicable Laws.
               -------------------------------  Except as disclosed in paragraph
3.10 of the Buyer Disclosure Letter Buyer has not received any notice from any authority or person which asserts that Buyer lacks any license, permit or authorization necessary for the lawful conduct of its business, or that Buyer is in violation of any material law, ordinance or regulation of material significance to Buyer.

         3.16  Environmental Liability.
               -----------------------    To the knowledge of Buyer:

          (a) The business of Buyer has been and is operated in material compliance with all applicable statutory or regulatory requirements of all federal, state and local governmental authorities with jurisdiction over the environment or over workplace health and safety. Buyer has not caused or allowed the generation, treatment, storage, release or disposal of hazardous substances except in accordance with such statutes and regulations as they existed at the time of such generation, treatment, storage, release or disposal.

          (b) Buyer has not received any written notice or, to the knowledge of Buyer, any other communication, from any governmental authority alleging or concerning any violation by Buyer of, or responsibility or liability of Buyer under, any statute or regulation relating to the environment. There are no pending or threatened claims, suits, proceedings or investigations with respect to the business or operations of Buyer alleging or concerning any violation of or responsibility or liability under any statutes or regulations relating to the environment, nor does Buyer have any knowledge  of  any  fact or  condition which might  reasonably be expected to give rise to such a claim, suit, proceeding or investigation.

          (c) There are no pending or threatened, actions, proceedings or investigations seeking to revoke or deny renewal of any of such approvals, permits and licenses; nor does Buyer have knowledge of any fact or condition which might reasonably be expected to give rise to any action, proceeding or investigation to revoke or deny renewal of such approvals, permits or licenses if such revocation or denial would constitute a Material Adverse Event with respect to Buyer.

         3.17  Insurance.
               --------- Buyer has in place insurance coverage of such types, in such coverage amounts and subject to such retention, deductible or other terms as management reasonably believes to be appropriate.

         3.18  Service Agreements.
               ------------------ To the knowledge of Buyer, all charges made to customers of Buyer have bee properly computed and billed in material compliance with applicable agreements and procedures in place with respect to customers, and no such customer has any right to any material refund price or such fee adjustments offset or similar right with respect to any such charges.

         3.19  Minute Books and Stock  Records.
               -------------------------------  Buyer has made  available to PHC true and complete copies of the minute books of Buyer, which contain a complete and correct record of all stock transactions of Buyer and all meetings of the Boards of Directors of Buyer (and committees thereof) and all meetings of its stockholders and all actions by written consent without a meeting by such Boards of Directors (and committees) and its stockholders since the date of incorporation and reflect accurately in all material respects all actions by such directors and by stockholders with respect to all transactions referred to in such minutes.

         3.20  Certain  Relationships.
               ----------------------    Buyer   has  no   knowledge   that  any
material customer of Buyer currently plans to terminate or alter in any manner materially detrimental to Buyer its relationship with Buyer.

         3.21  Full  Disclosure.
               ---------------- Buyer has delivered, made available to PHC, copies of all written instruments, agreements and other documents referred to in the Buyer Disclosure Letter except as otherwise indicated. All instruments, agreements, schedules and other documents delivered or to be delivered, or made available, to PHC pursuant to this Agreement are true and complete in all material respects. No representation or warranty made in this Article III as supplemented by the Buyer Disclosure Letter contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make such representation or warranty, in light of the circumstances in which it is made, not misleading.

                                   ARTICLE IV
         CONDUCT OF BUSINESS OF NHS AND EACH SUBSIDIARY PRIOR TO CLOSING

         During the period from the date of this Agreement until the Closing, PHC agrees (except as expressly contemplated by this Agreement or the PHC Disclosure Letter or to the extent that Buyer shall otherwise consent in writing, such consent not to be unreasonably withheld or delayed) to take such actions or refrain from taking such actions, as the case may be, which are necessary to maintain compliance with the following covenants:

         4.1  Ordinary  Course.
              ---------------- NHS and each Subsidiary shall carry on their respective businesses in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and use all reasonable efforts consistent with past practice and policies to preserve intact their present business organizations, keep available the services of their employees and preserve their relationships with customers, suppliers licensor, lessors, lessees and others having business dealings with them to the end that their goodwill and ongoing businesses shall be unimpaired at the Closing. NHS and each Subsidiary will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles. Neither NHS nor any Subsidiary will prepay any costs, fees or charges to NHS or any Subsidiary, or incur any new liability for any costs, fees or charges to NHS or any Subsidiary except in the ordinary course.

         4.2  Dividends:  Changes in Stock.
              ----------------------------   Neither NHS nor any Subsidiary will
(a) declare or pay any dividends on or make other distributions in respect of any shares of its capital stock, (b) split, combine or reclassify any shares of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any shares of its capital stock or
(c) propose to do any of the foregoing.

         4.3 Issuance or Repurchase of Securities. ---------------------------------------- Neither NHS nor any
Subsidiary will issue, pledge, deliver or sell or authorize or propose the issuance, pledge, delivery or sale of, or repurchase or propose the repurchase of, any shares of its capital stock, or any options, warrants or other rights to purchase or acquire, or securities convertible into or exchangeable for, any such shares.

         4.4  Governing  Documents.
              --------------------    Neither  NHS  nor  any   Subsidiary  will
propose or adopt any amendment to their respective charter documents.

         4.5  Acquisitions.
              ------------ Neither NHS nor any Subsidiary will acquire or agree to acquire (a) any business or any corporation partnership association or other business organization or division thereof (whether by merger, stock purchase, asset acquisition or otherwise); (b) any capital stock of any person or entity; or (c) any asset having a value of $50,000 or more.

         4.6  Dispositions.
              ------------   Neither  NHS  nor  any  Subsidiary will sell, lease
or otherwise dispose of any asset having a value of $50,000 or more.

         4.7 Incurrence of  Indebtedness.
             ---------------------------    Neither  NHS   nor   any  Subsidiary
will incur, guarantee, become subject to, or agree to incur, guarantee or become subject to any obligation or liability (absolute or contingent), except current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business consistent with prior practice; provided, however, that neither NHS nor any Subsidiary shall enter into any material lease or extension of any material lease with respect to any real or personal property or issue or sell, or guaranty the repayment of, any debt securities or otherwise incur any indebtedness for borrowed money.

         4.8  Employees.
              --------- Neither NHS nor any Subsidiary will make any change in the compensation payable or to become payable to any of its officers, directors, employees, agents or consultants (other than increases in compensation called for by the terms of any employment or other agreement currently in effect which are in the ordinary course of business and consistent with prior practice), or enter into to or amend any employment, severance, termination or other agreement with or make any loans to any of its officers, directors, employees, agents or consultants or make any change in its existing borrowing or lending arrangements for or on behalf of any of such persons, whether contingent on consummation of the transactions contemplated hereby or otherwise.

         4.9  Benefit Plans.
              ------------- Neither NHS nor any Subsidiary will (a) pay, agree to pay or make any accrual or arrangement for payment of any employee benefit pursuant to any existing plan, agreement or arrangement to any officer, director or employee except in the ordinary course of business and consistent with past practice; (b) pay or agree to pay or make any accrual or arrangement for payment to employees of any amount relating to unused vacation or sick days, except in the ordinary course of business and consistent with past practice; (c) adopt or commit itself to adopt or agree to, or pay, grant, issue or accrue salary or benefits pursuant to, any additional pension, profit-sharing, bonus, extra compensation, incentive, deferred compensation stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other employee benefit plan, agreement or arrangement, or any employment or consulting agreement with or for the benefit of any director, officer, employee, agent or consultant, whether past or present; or (d) amend in any material respect any such existing plan, agreement or arrangement.

         4.10 Additional Matters.
              ------------------   Neither NHS nor any Subsidiary will:

         (a) enter into any new agreements, commitments or contracts which either (i) involve payment by NHS of $50,000 or more in any twelve-month period or (ii) are outside the ordinary course of business;

         (b) pay any obligation or liability (absolute or contingent) other than current liabilities in the ordinary course of business;

         (c)  cancel or agree to cancel any material debts or claims;

         (d)  waive or relinquish any rights of substantial value;

         (e) otherwise make any material change in the conduct of its business or operations;

         (f) settle any litigation or other claims involving the payment by NHS of more than $25,000 in any one instance and $100,000 in the aggregate;

         (g)  make any investment in any third person or entity; or

         (h) agree in writing or otherwise to take any of the foregoing actions or to take any action which NHS reasonably believes would constitute a Material Adverse Event with respect to NHS or any Subsidiary.


                                    ARTICLE V
                  CONDUCT OF BUSINESS OF BUYER PRIOR TO CLOSING

         During the period from the date of this Agreement until the Closing, Buyer agrees (except as expressly contemplated by this Agreement or the Buyer Disclosure Letter or to the extent that PHC shall otherwise consent in writing, such consent not to be unreasonably withheld or delayed) to take such actions or refrain from taking such actions, as the case may be, which are necessary to maintain compliance with the following covenants:

         5.1  Ordinary  Course.
              ---------------- Buyer shall carry on its business in the usual, regular and ordinary course, in substantially the same manner as heretofore conducted and use all reasonable efforts consistent with past practice and policies to preserve intact its present business, keep available the services of its key employees and preserve its relationships with material customers, suppliers, licensors, lessors, lessees and others having business dealings with it to the end that its goodwill and ongoing business shall be unimpaired at Closing. Buyer will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

         5.2 Dividends: Changes in Stock.
             ---------------------------   Buyer will not (a) declare or pay any
dividends on or make other distributions in respect of any shares of its capital stock, (b) split, combine or reclassify any shares of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any shares of its capital stock or (c) propose to do any of the foregoing.

         5.3 Issuance or Repurchase of Securities.
             ------------------------------------  Buyer will not issue, pledge, deliver or sell or authorize or propose the issuance, pledge, delivery or sale of, or repurchase, or propose the repurchase of, any shares of its capital stock, or any options, warrants or other rights to purchase or acquire, or securities convertible into or exchangeable for, any such shares.

         5.4 Governing Documents.
             -------------------    Buyer  will  not  propose   or   adopt   any
amendment  to its charter documents.

         5.5  Other  Extraordinary  Transactions.
              ----------------------------------   Buyer will not enter  into or
consummate any other transaction or agreement which would have the effect of preventing consummation of the transactions contemplated hereby or which would result in a Material Adverse Effect with respect to Buyer.



                                   ARTICLE VI
                              ADDITIONAL COVENANTS

         6.1  Access to Information.
              ---------------------

         (a) Between the date of this Agreement and the Closing, PHC shall (i) give Buyer and its authorized representatives full access, during normal business hours and upon reasonable notice, to all plants, offices, warehouses and other facilities and to all contracts, internal reports, data processing files and records, federal, state, local and foreign tax returns and records, commitments, books, records and affairs of NHS and each Subsidiary, whether located on the premises of NHS or at another location, (ii) permit Buyer and its authorized representatives to make such inspections as Buyer may reasonably require, (iii) furnish Buyer such financial, operating, technical and product data and other information with respect to the business, properties and operations of NHS and each Subsidiary as Buyer from time to time may reasonably request, including without limitation financial statements and schedules, (iv) provide Buyer and their authorized representatives the opportunity, during normal business hours and upon reasonable notice, to interview employees, vendors, customers, sales representatives, distributors and other personnel of NHS and its Subsidiaries; and (v) assist and cooperate with Buyer and its authorized representatives in the development of integration plans for implementation by Buyer following the Closing.

         (b) Between the date of this Agreement and the Closing, Buyer shall furnish PHC and its authorized representatives such financial and other information with respect to the business as PHC from time to time may reasonably request, including without limitation financial statements and schedules.

         (c) All information and documents obtained pursuant to this Section 6.1, shall be subject to the terms of the Confidentiality Agreement between the parties dated September 1, 1996, which remains in full force and effect and shall survive any termination of this Agreement. From and after the Closing Date, the provisions of such Confidentiality Agreement shall in no way limit the right of Buyer or any of its affiliates to make use of any information concerning NHS or any Subsidiary.

         6.2   Governmental  Filings.
               --------------------- PHC and Buyer shall, as promptly as reasonably practicable, make all filings necessary under any applicable federal, state, local and foreign laws and to obtain any required regulatory approvals, clearances or expirations of waiting periods in connection with the transactions contemplated by this Agreement. Each party shall use all reasonable efforts to cooperate with the other party in preparing its respective governmental filings and in obtaining all required regulatory approvals, clearances and expirations of waiting periods.

          6.3  Notice of Defaults.
               ------------------

          (a) PHC will give prompt notice to Buyer of (i) any written notice of default received by NHS or any Subsidiary subsequent to the date of this Agreement and prior to the Closing under any instrument or agreement to which NHS or any Subsidiary is a party or by which either of them or any of their properties is bound, and
               (ii) any suit, action or proceeding instituted or, to the best knowledge of NHS or any Subsidiary, threatened against or affecting NHS or any Subsidiary subsequent to the date of this Agreement and prior to the Closing.

          (b)  Buyer  will give  prompt  notice  to NHS of any  suit,  action or proceeding instituted or, to the best knowledge of Buyer threatened against or affecting Buyer subsequent to the date of this Agreement and prior to the Closing which might adversely affect Buyer's ability to consummate the transactions contemplated hereunder.

          6.4  Communications.
               -------------- No party will furnish any written communications to the public generally if the subject matter thereof relates to the transactions contemplated by this Agreement without the prior written approval of the other parties as to the content thereof, which approval shall be provided promptly and shall not be unreasonably withheld. Nothing in this
Section 5.4, however, shall be deemed (a) to prohibit any disclosure reasonably required by any applicable law or by any competent governmental or regulatory authority or (b) to prevent either party from disclosing the general nature of the transactions contemplated hereby without identifying the other party or any of its affiliates. Immediately following the Closing, Buyer shall notify all employees of NHS and the Subsidiaries of the purchase of NHS by Buyer in a manner and in form and substance reasonably satisfactory to PHC.

          6.5  Expenses.
               -------- Whether or not the transactions contemplated hereby are consummated, all costs and expenses (including without limitation, fees and expenses of counsel and accountants) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense except as otherwise specifically set forth herein; provided, however, that Buyer shall bear all expenses relating to the obtaining of all regulatory approvals required in connection with the consummation of the transactions hereunder.

          6.6  Brokers  or  Finders.
               -------------------- Neither Buyer nor PHC nor any of their respective affiliates shall enter into any agreement or arrangement with any agent, broker, investment banker or other firm or person pursuant to which such person shall be entitled to any broker or finder's fee or any other commission or similar fee from any other party in connection with any of the transactions contemplated by this Agreement.

         6.7   Additional  Actions.
               ------------------- Subject to the terms and conditions of this Agreement, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all reasonable action and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as promptly as reasonably practicable. In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, each party to this Agreement, to the extent within such party's reasonable control, shall take all such necessary action.

         6.8   Interim Financial Statements.
               ----------------------------

         (a) As promptly as practicable following the end of each month prior to the Closing, and at the Closing, PHC shall deliver to Buyer monthly financial statements of NHS and its Subsidiaries in a format consistent with its past practices which is reasonably acceptable to Buyer.

         (b) As promptly as practicable following the end of each month prior to the Closing, and at the Closing, Buyer shall deliver to PHC monthly financial statements of Buyer and its subsidiaries in a format consistent with its past practices which is reasonably acceptable to PHC.

         6.9   Warrant  Certificates,  Services  Agreement and Lease.
               -----------------------------------------------------       Buyer
shall perform fully and in a timely manner its obligations under the Warrant Certificates and shall cause NHS to perform fully and in a timely manner its obligations under the Services Agreement and the Lease.

         6.10  Employee Benefit Plan Contributions.
               -----------------------------------   PHC   shall,  on  a  timely
basis, make all contributions to, and pay all costs and expenses related to, all employee benefit plans covering employees of NHS insofar as such contributions, costs or expenses have historically been at the expense of PHC and are attributable to any period through the Closing Date (whether the obligation to fund such contributions, costs or expenses becomes fixed prior to or after the Closing Date).

         6.11  Tax Matters.
               -----------   The following Tax provisions shall apply after  the
Effective Date:

         (a) Section 338(h)(10) Election. At the request of the Buyer, PHC or its affiliates, if applicable, will join with PHC in making an election under Section 338(h)(10) of the Internal Revenue Code of 1986, as amended (the "IRC") (and any corresponding elections under state or local law) (collectively, a "Section 338(h)(10) Election") with respect to the acquisition of the stock of NHS hereunder. In the event the Section 338(h)(10) Election is made, the parties shall timely comply with the election requirements, allocation of purchase price requirements, tax return filing requirements and other applicable provisions of Treas. Reg. 1.338(h)(10) and applicable provisions cross-referenced therein. The parties shall bear their respective administrative expenses of complying with the requirements of the
               Section 338(h)(10) Election. Buyer shall reimburse PHC within 15 days after request therefor for up to $50,000 in the aggregate of any financial loss or detriment incurred by PHC or its affiliates as a result of the Section 338(h)(10) Election.

          (b)  Cooperation on Tax Matters.
               --------------------------

               (i) PHC and Buyer shall cooperate fully, as and to the extent reasonably requested by the other party, in connection with the filing of tax returns and any audit, litigation or other proceeding with respect to taxes. Such cooperation shall include the retention and (upon the other party's request) the provision of records and information which are reasonably relevant to any such audit, litigation or other proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. PHC and the Buyer agree (A) to retain all books and records with respect to tax matters pertinent to NHS relating to any taxable period beginning before the Closing Date until the expiration of the statute of limitations (and, to the extent notified by PHC or the Buyer, any extensions thereof) of the respective tax periods, and to abide by all record retention agreements entered into with any taxing authority, and (B) to give the other party reasonable written notice prior to transferring, destroying or discarding any such books and records and, if the other party so requests, PHC or Buyer, as the case may be, shall allow the other party to take possession of such books and records.

              (ii) PHC and Buyer further agree, upon request, to use their best efforts to obtain any certificate or other document from any governmental authority or any other person or entity as may be necessary to mitigate, reduce or eliminate any tax that could be imposed (including, but not limited to, with respect to the transactions contemplated hereby).

              (iii) Except   as   otherwise   stated   herein,   PHC  and  Buyer
                    shall   each   have  the   right  to   control   any and all
                    disputes  and  proceedings  with  tax  authorities   arising
                    in respect of taxes for which it may be the subject of an indemnification claim under this Agreement or under which it may be entitled to a tax reimbursement, refund or credit.

          6.12 Reimbursement of Intercompany Amounts.
               -------------------------------------   Within  fifteen (15) days
after request therefor, supported by appropriate documentation:

          (a) Buyer shall, or shall cause NHS or its Subsidiaries, to pay (to the extent unpaid) (x) all amounts payable by NHS or its Subsidiaries to PFS or its subsidiaries which are reflected on the Closing Balance Sheet, and (y) all amounts advanced, allocated or to be allocated, or otherwise owed to PFS or its subsidiaries by NHS or its Subsidiaries for or with respect to the period from September 30, 1996 through the Closing Date.

          (b) PHC shall, or shall cause PFS and its Subsidiaries to pay (to the extent unpaid) (x) all accounts payable by PFS and its subsidiaries to NHS or its Subsidiaries which are reflected on the Closing Balance Sheet, and (y) all amounts owed by PFS or its subsidiaries to NHS or its Subsidiaries for or with respect to the period from September 30, 1996 through the Closing Date.



                                   ARTICLE VII
                   CONDITIONS PRECEDENT TO CONSUMMATION OF THE
                                   TRANSACTION

          7.1  Conditions  to the  Obligations  of Both Parties.
               ------------------------------------------------   The respective
obligations of PHC and Buyer to effect the transactions contemplated to occur at the Closing hereunder shall be subject to the satisfaction on or prior to the Closing of the following conditions:

          (a)  Governmental Approvals.
               ---------------------- All material authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any competent federal, state, local or foreign governmental or regulatory authority necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained.

          (b)  Legal  Action.
               ------------- No temporary restraining order, preliminary injunction or permanent injunction or other order preventing the consummation of the transactions contemplated hereby shall have been issued by any federal, state or foreign court or other competent governmental or regulatory authority and remain in effect, and no litigation seeking the issuance of such an order or injunction, or seeking substantial damages against any party hereto if the transactions contemplated hereby are consummated, shall be pending which, in the good faith judgment of the President of PHC or NHS (acting upon advice of their respective counsel) has a reasonable probability of resulting in such order, injunction or substantial damages. In the event any such order or injunction shall have been issued, each party agrees to use its reasonable efforts to have any such injunction lifted.

          (c)  Statutes.
               --------   No federal,  state, local or foreign statute,  rule or
               regulation   shall  have  been  enacted   which  would  make  the
               consummation of the transactions contemplated hereby illegal.

          7.2  Further  Conditions  to   the  Obligations  of  Buyer.
               -----------------------------------------------------         The
obligations of Buyer to effect the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by Buyer:

          (a)  Representations   and   Warranties.
               ----------------------------------    The   representations   and
               warranties of PHC set forth in this Agreement shall be true and correct in all material respects as of the Closing as though made at and as of the Closing, and Buyer shall have received a certificate (the "PHC Bring-Down Certificate"), dated the date of Closing to the foregoing effect signed by an authorized officer of PHC. The PHC Bring-Down Certificate will also include certified copies of resolutions of the Board of Directors and sole shareholder of PHC approving the transactions contemplated by this Agreement.

          (b)  Performance  of  Obligations  of PHC.
               ------------------------------------  PHC shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing, and the PHC Bring-Down Certificate shall include a statement to such effect.

          (c)  No  Litigation.
               -------------- There shall not have been instituted and be continuing or, to the knowledge of PHC, NHS or any Subsidiary threatened, against NHS or any Subsidiary any claim, action or proceeding the result of which could reasonably be expected to result in a Material Adverse Event with respect to NHS or any Subsidiary (except such matters, if any, as were disclosed in the PHC Disclosure Letter).

          (d)  No Material Adverse Event.
               ------------------------- No Material Adverse Event with respect to NHS or any Subsidiary (except such matters, if any, as were described in the NHS Disclosure Letter) shall have occurred.

          (e) Resignations of Officers and Directors. ----------------------------------------- There shall have been tendered to Buyer the written resignation of each officer and each member of the Board of Directors of NHS and each Subsidiary from their capacities as officers or directors, effective at the Closing.

          (f)  Third-Party  Approvals.
               ---------------------- Any and all consents (or novations) from third parties relating to contracts, licenses, leases and other agreements and instruments disclosed or required to be disclosed, pursuant to Section 2.15 hereof, to the extent reasonably required to preserve the benefits of such contracts, licenses, leases and other agreements and instruments following the Closing, shall have been obtained.

          (g)  Delivery  of  Share   Certificates.
               ----------------------------------    The  stock   certificate(s)
               representing all issued and outstanding Shares shall have been delivered to Buyer, duly assigned to Buyer, in form and substance reasonably satisfactory to Buyer and its counsel.

          (h)  Employment.
               ---------- Anthony J. Pino shall have entered into an employment agreement with Buyer or NHS.

          (i) PHC shall have received from A. Clark Waid III, counsel to PHC, PFS and NGL, a signed legal opinion to the following effects: (i) NHS and each Subsidiary is a corporation duly organized, validly existing and in good standing as a domestic corporation under the laws of the jurisdiction of its incorporation; (ii) this Agreement, has been, and, when executed and delivered by PFS and NGL, respectively, as contemplated herein the Services Agreement and the Lease will have been duly executed and delivered by PHC, PFS or NGL, as the case may be, and, assuming this Agreement, the Services Agreement and the Lease constitute binding obligations of the other parties thereof, constitute, or will constitute, as the case may be, valid and binding obligations of PHC, PFS or NGL, as the case may be, enforceable against PHC, PFS or NGL, as the case may be, in accordance with the respective terms of such agreements, except (A) as such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights, (B) as the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (C) insofar as the enforceability of indemnification provisions contained in any of such agreements may be limited by public policy considerations;
               (iii) all of the issued and outstanding shares of capital stock of NHS and each Subsidiary are owned of record as set forth in paragraph 2.2 of the PHC Disclosure Letter; (iv) the execution and delivery of this Agreement, the Services Agreement and the Lease by PHC, PFS or NGL, as the case may be, and the performance of their respective obligations hereunder and thereunder have been duly and validly authorized by all requisite corporate action on the part of PHC, PFS or NGL, as the case may be; and
               (v) such counsel is not aware of any pending or threatened litigation involving NHS or any Subsidiary except for such matters, if any, as are listed in the PHC Disclosure Letter.


          7.3  Further Conditions to the  Obligations of PHC.
               ---------------------------------------------    The  obligations
of PHC to effect the transactions contemplated hereby are subject to the satisfaction on or prior to the Closing of the following conditions, unless waived by PHC.


          (a)  Representations  and  Warranties.
               --------------------------------       The   representations  and
               warranties of Buyer set forth in this Agreement shall be true and correct in all material respects as of the Closing as though made at and as of the Closing, and PHC shall have received a certificate to the foregoing effect signed by an authorized officer of Buyer (the "Buyer Bring-Down Certificate"). The Buyer Bring-Down Certificate will also include certified copies of resolutions of the Board of Directors of Buyer approving the transactions contemplated by this Agreement.

          (b)  Performance of Obligations of Buyer.
               -----------------------------------   Buyer shall have  performed
               in all material respects all obligations required to be performed by Buyer under this Agreement prior to the Closing, and the Buyer Bring-Down Certificate shall include a statement to such effect.

          (c)  Delivery of Closing  Consideration.
               ----------------------------------  Buyer shall have delivered to
               PHC the cash and the Warrant Certificates referred to in Section 1.1(b) above.

          (d)  No  Litigation.
               -------------- There shall not have been instituted and be continuing or, to the knowledge of Buyer threatened, against
               Buyer any claim, action, or proceeding which materially and adversely affects Buyer's ability to fulfill its obligations hereunder or which could reasonably be expected to result in a Material Adverse Event with respect to Buyer (except such matters, if any, as were described in of the Buyer Disclosure Letter).

          (e)  No Material  Adverse  Event.
               ---------------------------   No   Material  Adverse  Event  with
               respect  to  Buyer  (except  such  matters,   if   any,  as  were
               described in the Buyer Disclosure Letter) shall have occurred.

          (f)  Third-Party  Approvals.
               ---------------------- Any and all consents (or novations) required from third parties relating to contracts, licenses, leases and other agreements and instruments material to NHS and the Subsidiary, taken as a whole, to the extent reasonably required to preserve the benefits of such contracts, licenses, leases and other agreements and instruments following the Closing, shall have been obtained.


                                  ARTICLE VIII
                        TERMINATION, AMENDMENT AND WAIVER

         8.1   Termination.
               -----------   This  Agreement may be terminated at any time prior
  to the Closing:

         (a)   By Mutual Consent.
               -----------------   By mutual consent of PHC and Buyer;

         (b)   By PHC or Buyer.
               --------------- By either PHC, on the one hand, or Buyer, on the other hand:

               (i) if the Closing shall not have occurred on or before October 25, 1996; provided the failure of the transactions to be consummated by the applicable date is not caused by any breach of this Agreement by the party seeking such termination;

              (ii) if a court of competent jurisdiction or other competent governmental or regulatory authority shall have issued an order, decree or ruling, or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and not appealable; or

              (iii) if any statute, rule or regulation  is enacted,  promulgated or deemed applicable to the consummation of the transactions contemplated hereby by any competent governmental or regulatory authority which makes the consummation of such transactions illegal.

         (c)  By PHC.
              ------ By PHC, if a material default under or a material breach of this Agreement by Buyer shall have occurred and be continuing thirty (30) days after receipt of written notice thereof from PHC;

         (d)  By Buyer.
              -------- By Buyer if a material default under or a material breach of this Agreement by PHC shall have occurred and be continuing thirty (30) days after receipt of written notice thereof from Buyer.

         8.2  Effect  of  Termination.
              ----------------------- In the event of termination of this Agreement as provided in Section 8.1 above, this Agreement shall forthwith terminate and there shall be no liability or obligation on the part of either party hereto or their respective officers, directors, employees or agents, except that (a) nothing set forth herein shall relieve a party hereto from liability for its breach of this Agreement and (b) the confidentiality provisions referred to in Section 6.l(c) shall survive any such termination.

         8.3  Amendment.
              ---------   This  Agreement  may  not  be  amended  except  by  an
instrument in writing signed by or on behalf of each of the parties hereto.

         8.4  Extension: Waiver.
              ----------------- At any time prior to the Closing, to the extent legally allowed, PHC, on the one hand, and Buyer, on the other hand, (a) may extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) may waive any inaccuracies in the representations and warranties made by the other party contained herein or in any document delivered pursuant hereto and (c) may waive the other party's compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by or on behalf of PHC or Buyer (as applicable) and shall be effective only to the extent set forth in such instrument. No extension or waiver of any single condition, covenant, agreement, representation, warranty, breach, default or other matter hereunder shall be deemed an extension or waiver of any other condition, covenant, agreement, representation, warranty, breach, default or other matter theretofore or thereafter occurring.

                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1  Indemnification  By PHC.
              ----------------------- Subject to the limitations contained in this Section 9.1, PHC shall, from and after the Closing Date, jointly and severally, indemnify, defend and hold harmless Buyer and NHS and their respective officers directors, agents, employees and representatives, successors and assigns (collectively, "Buyer Indemnified Parties") from and against any and all claims, actions, suits, proceedings, demands, assessments, judgments, losses, expenses, liabilities, damages, recoveries and deficiencies, including without limitation interest, penalties and reasonable attorneys' fees, expert witness fees, costs and other expenses (collectively, "Losses") borne by or asserted against any of such indemnified parties in any way relating to, arising out of or resulting from:

         (a) any misrepresentation or breach of warranty made by PHC in this Agreement;

         (b) any breach by PHC of any covenant or agreement contained in this Agreement; and

         (c) the matters referred to in paragraph 2.12 of the PHC Disclosure Letter; and

         (d) no Buyer Indemnified Party shall have the right to recover from PHC based on claims for indemnification made under Section
              9.1 (a) or 9.1 (b) or for breach of the representations or warranties of PHC in Article II of this Agreement: (i) unless and until the aggregate Losses on a cumulative basis attributable to such claims exceed $300,000, and then only to the extent of such excess, and (ii) if such claim is asserted with respect to claims under Section 9.1(a) or with respect to the representations and warranties of PHC in Article II of this Agreement, such claim is asserted prior to the date such representations and warranties terminate pursuant to Section 10.1 below.

         9.2  Indemnification By Buyer.
              ------------------------

         (a) Buyer shall, from and after the Closing Date, jointly and severally, indemnify, defend and hold harmless PHC, its officers, directors, agents, employees and representatives, successors and assigns (collectively, "PHC Indemnified Parties") from and against any and all claims, actions, suits, proceedings, demands, assessments, judgments, losses, expenses, liabilities, damages, recoveries and deficiencies, including without limitation interest, penalties and reasonable attorneys' fees, expert witness fees, costs and other expenses (collectively, "Losses") borne by or asserted against any of such indemnified parties in any way relating to, arising out of or resulting from:

             (i) misrepresentation or breach of warranty made by Buyer in this Agreement, the Warrant Certificates; and

               (ii) any breach by Buyer of any  covenant or  agreement contained in this Agreement, or the Warrant Certificates.

         (b) No PHC Indemnified Party shall have the right to recover from Buyer based on claims for indemnification made under Section 9.2(a) or for breach of the representations or warranties of Buyer in Article III of this Agreement if such claim is asserted with respect to claims under Section 9.2(a) or the representations and warranties of Buyer in Article III of this Agreement, such claim is asserted prior to the date such representations and warranties terminate pursuant to Section 10.1 below.

          9.3  Third  Party  Claims.
               -------------------- Notice and Opportunity to Settle. The following provisions shall be applicable in the event that any Buyer or PHC Indemnified Party asserts indemnity rights pursuant to this Article VIII relating to any third party claim:

         (a) Within 30 days after the receipt by the party entitled to indemnity hereunder (the "Indemnified Party") of any claim or demand (including but not limited to, notice of any action, suit or proceeding) by any third party against an Indemnified Party which gives rise to a right to claim of indemnification hereunder, the affected Indemnified Party shall give the other (collectively, the "Indemnifying Party") written notice of such claim or demand; provided, however, that the failure to give such notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent that such failure is materially prejudicial to the Indemnifying Party.

         (b) The Indemnifying Party shall have the right (without prejudice to the right of any Indemnified Party to participate at its own expense through counsel of its own choosing), to defend against such claim or demand at its expense and through counsel of its own choosing (the choice of such counsel to be subject to the reasonable consent of the affected Indemnified Parties) and to control such defense if it gives written notice of its intention to do so within 15 days of the receipt of the notice referred to in Section 9.3(a) above. If the Indemnifying Party shall decline or fail to assume the defense of such claim or demand, the affected Indemnified Parties shall have the right to assume control of such defense at the expense of the Indemnifying Party. The Indemnified Parties shall cooperate fully in the defense of such claim or demand and shall make available to the Indemnifying Party or its counsel all pertinent information under their control relating thereto. The Indemnifying Party agrees to cooperate with the Indemnified Parties in order to enable their counsel to participate in the defense and to deliver to the Indemnified Parties copies of all pleadings and other information within the Indemnifying Party's knowledge or possession reasonably requested by the Indemnified Parties that is relevant to the defense of any such claim or demand. The Indemnifying Party and the Indemnified Parties and their respective counsel shall maintain confidentiality with respect to all such information consistent with the conduct of a defense hereunder.

         (c) The Indemnifying Party shall have the right to elect to settle any such claim or demand for monetary damages only at its sole expense and provided the settlement includes an unconditional release of all Indemnified Parties, subject to the consent of the affected Indemnified Parties; provided further, that if the affected Indemnified Parties fail to give such consent within 20 days of being requested to do so, the affected Indemnified Parties shall, at their expense, assume the defense of such claim or demand and regardless of the outcome of such matter, the Indemnifying Party's liability hereunder shall be limited to the amount of any such proposed settlement plus costs and expenses incident to the defense and settlement of such claim or demand.

         (d) In the event the Indemnifying Party assumes the defense of a claim or demand, the Indemnified Parties shall have the right thereafter to take over control of the defense of any claim or demand from the Indemnifying Party at any time and to elect to settle such claim or demand; provided, however, that in such case, unless Otherwise agreed by the Indemnifying Party, the Indemnifying Party shall have no indemnification obligations with respect to such claim, demand or settlement except for the costs and expenses of such Indemnifying Party incurred in the defense of the claim or demand.

         (e) With respect to claims or demands arising under Section 9.1(a), 9.1(b) or the representations and warranties of PHC in Article II above, the provisions of this Section 9.3 are subject to the $300,000 deductible set forth in Section 9.1(d) hereof. Until such deductible has been exhausted, Buyer and PHC shall cooperate with each other in the handling and/or settlement of any claim of indemnification covered by this Section 9.3 such that Losses attributable to such claim will be properly allocated to PHC up to the amount of any unused portion of such deductible.


                                    ARTICLE X
                               GENERAL PROVISIONS

         10.1  Investigation  Will Not Affect  Representations  and  Warranties:
               ----------------------------------------------------------------
Survival.
-------- No investigation made by or for any party hereto prior to the Closing shall affect or modify any representations and warranties made to that party by another party. All representations and warranties of the parties made herein shall survive the Closing and shall expire 18 months after the Closing Date except that Sections 2.1, 2.2, 2.3, 2.4, 2.9, 2.25, 3.1, 3.2, 3.3, 3.8 and 3.21
(only to the extent Sections 2.25 or 3.21 relate one or more such other listed Sections) shall survive indefinitely. Except as otherwise expressly provided herein, all covenants and obligations of the respective parties hereunder shall survive the Closing indefinitely until fully satisfied in accordance with this Agreement.

         10.2 Notices.
              ------- All notices and other communications hereunder shall be in writing and shall be deemed given upon personal delivery, facsimile transmissions (with written or facsimile confirmation of receipt), telex or delivery by an overnight express courier service (delivery, postage or freight charges prepaid), or on the fourth day following deposit in the United States mail (if sent by registered or certified mail, return receipt requested, delivery postage or freight charges prepaid), addressed to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

         (a) if to Buyer, to:    Mr. S. Joseph Bruno
                                 United Payors & United Providers, Inc.
                                 2275 Research Boulevard, 6th Floor
                                 Rockville, Maryland 20850

         (b) if to PHC, to:      Billy B. Hill, Jr.
                                 Preferred Health Choice, Inc.
                                 1750 East Golf Road
                                 Schaumburg, IL  60173
                                 FAX: (847) 413-7194

             with a copy to:     A. Clark Waid III
                                 Pioneer Financial Services, Inc.
                                 1750 East Golf Road, Suite 1100
                                 Schaumburg, IL  60173
                                 FAX: (847) 413-7193



         10.3  Interpretation.
               -------------- When a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference shall be to an Article, Section, Exhibit or Schedule to this Agreement unless otherwise indicated. All
Exhibits referred to herein are hereby incorporated by reference herein. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever a representation or warranty herein is made to the "knowledge," "best knowledge" or awareness of a party, it shall refer to facts within the actual knowledge of such party and such party's officers, provided that, in the case of each party, such references shall be deemed to impose upon such party a duty to conduct a reasonable investigation concerning the existence of such facts, as well as an investigation of reasonably available corporate records concerning such facts.

         10.4  Counterparts.
               ------------ This Agreement may be executed in two counterparts, each of which shall be considered one and the same document and shall become effective when the counterparts have been signed by each of the parties and delivered to the other party, it being understood that each party need not sign the same counterpart.

         10.5  Miscellaneous.
               ------------- This Agreement and the Exhibits, Schedules, documents, instruments and other agreements specifically referred to herein (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof;
(b) are not intended to confer upon any other person any rights or remedies hereunder (except indemnification rights conferred upon Indemnified Parties in Article VIII of this Agreement); and (c) shall not be assigned by operation of law or otherwise except as otherwise specifically set forth herein; provided, however, any party hereto may assign any of its rights and obligations hereunder to any wholly-owned, direct or indirect subsidiary, but no such assignment shall relieve such party of its obligations hereunder. Each party hereby acknowledges and agrees that it has not replied upon any statement, representation or warranty relating to the matters covered by this Agreement other than those contained herein.

         10.6  Governing Law.
               -------------   This Agreement shall be governed in all respects,
including validity, interpretation and effect, by the laws of the State of Illinois without giving effect to its conflict of law provisions.

         10.7  Severability.
               ------------ In case any provision in this Agreement shall be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such provision shall be construed and enforced as if it had been narrowly drawn so as not to be invalid, illegal or unenforceable, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         10.8  Successors and Assigns.
               ---------------------- This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

         10.9  Time of the Essence.
               -------------------   The   parties   agree   that   time  is  of
the essence of each provision of this Agreement.

         10.10 Attorneys' Fees.
               --------------- In the event of any dispute with respect to the subject matter of this Agreement, the prevailing party shall be entitled to such party's reasonable attorneys' fees and court costs incurred in resolving or settling the dispute, in addition to any and all other damages to which such party may be entitled.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.



                                       PREFERRED HEALTH CHOICE, INC.

                                       By:      /s/ Billy B. Hill, Jr.
                                                ----------------------
                                       Its:     Authorized Signatory
                                                --------------------


                                       UNITED PAYORS AND UNITED PROVIDERS, INC.

                                       By:      /s/ S. Joseph Bruno
                                                --------------------------
                                       Its:     Vice President & Secretary
                                                --------------------------

                                                                     EXHIBIT A-l

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT. IN PARTICULAR, NO SALE, OFFER TO SELL OR TRANSFER OF SUCH WARRANTS OR THE SECURITIES UNDERLYING SUCH WARRANTS SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SECURITIES IS IN EFFECT OR, TO THE COMPANY'S REASONABLE SATISFACTION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS THEN APPLICABLE TO SUCH SECURITIES.

                        WARRANT TO PURCHASE 150,000 SHARES
                                OF COMMON STOCK OF
                      UNITED PAYORS & UNITED PROVIDERS, INC.

                                   ISSUED TO
                         PREFERRED HEALTH CHOICE, INC.

                           DATED:  October 23, 1996

NO. 1

              (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

THIS IS TO CERTIFY THAT Preferred Health Choice, Inc., an Illinois corporation ("PHC"), (or its registered assigns, herein referred to as the "Warrantholder") is entitled, upon the due exercise hereof and subject to the terms and conditions hereof, at any time commencing on the date of this certificate ("Commencement Date"), and ending on the third anniversary of the Commencement Date (the "Expiration Date"), to purchase from United Payors & United Providers, Inc, a Delaware corporation (the "Company"), and the Company shall issue and sell to the Warrantholder, the number of shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (said number of shares as adjusted as provided herein being hereinafter referred to as the "Shares") set forth above upon surrender hereof, with the form of election to purchase included herein completed and duly executed, at the office of the Company, and upon simultaneous payment therefor at an exercise price per Share equal to $16.00 (said amount as adjusted herein being hereinafter referred to as the "Purchase Price") in cash and/or check payable to the order of the Company. The number and Purchase Price of the Shares are subject to adjustment as provided herein.

         1. The Warrantholder hereby represents to the Company that the Warrantholder is taking the Warrants for investment and not with a view to a distribution of the Warrants or the underlying Common Stock. Nevertheless, the Company and the Warrantholder acknowledge and agree that Warrantholder may sell, transfer, assign, hypothecate or otherwise dispose of this

Warrant after the Commencement Date, provided such sale, transfer, assignment, hypothecation or other disposition is in accordance with applicable federal and state securities laws. In connection therewith the Company may require an opinion of counsel and/or other documentation as are reasonably necessary to evidence compliance with such laws.

         2. Subject to the restrictions set forth in Section 3 hereof, upon surrender of this Warrant, and payment of the Purchase Price as aforesaid, the Company shall issue and deliver with all reasonable dispatch the certificate(s) for the Shares to or upon the written order of the holder of this Warrant and in such name or names as such holder may designate. Such certificate(s) shall represent the number of Shares issuable upon the exercise of the Warrants embodied herein, together with a cash amount (if the holder has so elected in accordance with the provisions of Section 9 hereof) in respect of any fraction of a Share otherwise issuable upon such surrender.

         Certificate(s) representing the Shares shall be deemed to have been issued and the person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant and payment of the Purchase Price as aforesaid; provided, however that if, at the date of surrender of this Warrant and payment of such Purchase Price, the transfer books for the Shares or other classes of stock purchasable upon the exercise of this Warrant shall be closed, the certificate(s) for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate(s) for such Shares. This Warrant shall be exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part of the number of Shares specified herein, but in no event shall fractional Shares be issued with regard to the exercise of this Warrant. In the event that this Warrant is exercised at any time prior to the close of business on the Expiration Date, a new Warrant shall be issued to such holder for the remaining number of Shares purchasable pursuant hereto. The Company shall cancel this Warrant when it is surrendered upon exercise.

         Prior to due presentment for registration of transfer of this Warrant, the Company shall deem and treat the Warrantholder in whose name this Warrant shall be issued as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing on this Warrant made by anyone other than the Company) for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         3. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares issuable upon the exercise of this Warrant, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Warrantholder upon the exercise of this Warrant, and in such case the Company shall not be required to issue or deliver any certificates for Shares until or unless the person or persons requesting the issuance have paid to the Company the amount of such tax or have established to the Company's satisfaction that such tax has been paid.

         4. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent number of Shares purchasable upon exercise, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and reasonable indemnity or bond, if requested, also reasonably satisfactory to the Company. Applicants for such substitute Warrant shall also comply with such other reasonable conditions and pay such other reasonable charges as the Company may prescribe.

         5. (a) For the purpose of enabling it to satisfy any obligation to issue Shares upon the exercise of this Warrant, the Company shall at all times through the Expiration Date, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued shares of Common Stock, the number of Shares deliverable upon the exercise of this Warrant.

         (b) Before taking any action which would cause an adjustment pursuant to the terms set forth herein reducing the portion of the Purchase Price attributable to the Shares below the then par value (if any) of such Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel regularly engaged by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Purchase Price as so adjusted.

         (c) The Company covenants that all Shares issued upon exercise of the Warrants shall, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all preemptive rights and taxes, liens, charges and security interests created by the Company with respect to the issuance and holding thereof.

         (d) After  the  Expiration  Date,   no   Shares  shall  be  subject  to
reservation in respect to this Warrant.

         6. Unless this Warrant is surrendered and payment made as herein provided before the Expiration Date, this Warrant will become wholly void and all rights evidenced hereby will terminate.

         7. Subject to the provisions of Section 2 above, this Warrant may be exchanged for a number of Warrants of the same tenor as this Warrant for the purchase in the aggregate of the same number of Shares of the Company as are purchasable upon exercise of this Warrant, upon surrender hereof at the office of the Company with written instructions as to the denominations of the Warrants to be issued in exchange.

         8. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock of the Company payable in shares of the Company's
                                                         3

Common Stock, (ii) subdivide the outstanding, Common Stock, or (iii) reverse split the outstanding Common Stock into a smaller number of shares, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, reverse split or reclassification, and/or the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of securities which, if such Warrant had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, reverse split or reclassification. Such adjustments shall be made successively whenever any event listed above shall occur.

         (b) If at any time the Company shall declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of: (i) cash;
(ii) any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (including securities of a subsidiary, but excluding common stock or securities convertible into common stock); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its capital stock, or any other securities or property of any nature whatsoever (including securities of a subsidiary, but excluding securities convertible into common stock or additional shares of Common Stock), (to the extent that an appropriate adjustment for such distribution is not covered by another paragraph Section 8) the adjustments set forth in subparagraphs (i) and (ii) below shall be made to the number of shares of Common Stock for which this Warrant is exercisable and the Purchase Price, respectively:

                  (i) The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal: (i) the number of shares of common Stock for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the current market price per share of Common Stock on the record date for the dividend or distribution, and
         (B) the denominator of which shall be the current market price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of any such cash so distributed and the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the holders of the Warrant) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, or warrants or other subscription or purchase rights so distributed.

                  (ii) The Purchase Price shall be adjusted to equal: (i) the Purchase Price in effect immediately before the occurrence of any such event, (ii) multiplied by a fraction, (A) the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of shares for which this Warrant is exercisable immediately after the adjustment.

         Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) For the purpose of any computation under Section 8(b) hereof, the current market price per share of Common Stock on any date shall be (i) the average of the last reported sale prices for the past thirty trading days as reported on a national securities exchange or (ii) the average of the last reported bid and asked prices for the past thirty trading days if the Company's common stock is reported on the NASDAQ or (iii) if the Company's common stock is not reported on the NASDAQ, the average of the last reported sale price for the past thirty trading days as reported in the "pink sheets" (or an equivalent quotation system) for over-the-counter stocks.

         (d) No adjustment in the Purchase Price shall be required unless such adjustment would require a decrease of at lest one cent ($0.01) in such price; provided, however, that any adjustment which (by reason of this Section 8(d)) is not require to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest hundredth of a Share, as the case may be, but in no event shall the Company be obligated to issue fractional Shares or fractional portions of any securities upon the exercise of any Warrant.

         (e) In the event that at any time, as a result of an adjustment made pursuant to Section 8(a) hereof, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock or warrants or other securities of the Company other than the Shares, thereafter the number of such other shares of capital stock or warrants or other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8, and the provisions of this Warrant with respect to the Shares shall apply, to the extent applicable, on like terms to any such other shares of capital stock or warrants or other securities.

         (f) In any case in which this Section 8 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrants exercised after such record date Shares and such other shares of capital stock or warrants or other securities of the Company, if any, issuable upon such exercise over and above the Shares, on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the holder a due bill or other appropriate instrument evidencing such holder's right to receive such shares of capital stock; or warrants or other securities upon the occurrence of the event requiring such adjustment.

         (g) In case of any capital reorganization of the Company, or any reclassification of the Common Stock (other than a change in par value, or from par to no par value, or from no par value to par value, or as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions, specified herein, for the number of shares of Common Stock or other capital stock or warrants or other securities or property to which a holder of the number of Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 8(g) with respect to the rights and interests thereafter of the registered holders of all Warrants purchasable upon the exercise of any portion of this Warrant shall be approximately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of Common Stock or other capital stock or warrants or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision, reverse split or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section 8(g).

         (h) Except as provided in subparagraph (iv) hereunder, if the Company shall, prior to the Expiration Date, issue or sell (whether in a single transaction or a series of transactions, whether or not related) any additional shares of Common Stock in exchange for consideration in an amount per additional share of Common Stock which are in each instance, less than the Purchase Price at the time the additional shares of Common Stock are issued, then (to the extent that an appropriate adjustment is not covered by another paragraph of
Section 8), the Purchase Price and the number of shares for which the Warrant is exercisable shall be adjusted as follows:

                  (i) The Purchase Price shall be adjusted to equal (i) the Purchase Price for which this Warrant is exercisable prior to the adjustment; (ii) multiplied by a fraction, (A) the numerator of which is the sum of the number of shares of Common Stock outstanding immediately prior to the issue or sale multiplied by the Purchase Price then in effect, plus the number of shares of Common Stock that could have been acquired at the current market price immediately prior to such issue or sale using the aggregate consideration payable in the issue or sale and (B) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the issue or sale plus the number of additional shares of Common Stock issued or sold.

                  (ii) The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, multiplied by a fraction, (A) the numerator of which is the Purchase Price after giving effect to the adjustment, and
         (B) the denominator of which is the Purchase Price in effect immediately prior to the issue or sale.

                  (iii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable or the Purchase Price shall be made under paragraph (i) or (ii) of this Section 8(h) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any securities convertible into common stock, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such securities convertible into common stock (or upon the issuance of any warrant or other rights therefor) pursuant to this Section 8.

                  (iv) Notwithstanding any other provision of this Section 8(h), no adjustment to the exercise price of the Warrants or the number of shares issuable upon exercise of the Warrants shall be made with respect to the issuance (to persons or entities other than persons or entities who or which, acting alone or together, own of record or beneficially, at least (x) 10% of the outstanding shares of Common Stock, including securities convertible into, or otherwise representing the right to acquire, shares of Common Stock, or (y) securities representing at least 10% of the voting power or equity interest in the Company, including securities convertible into or otherwise representing the right to acquire such securities) of up to an aggregate of 4,500,000 additional shares of Common Stock (including but not limited to the issuance of shares of Common Stock upon the exercise of conversion of the options, warrants, convertible securities or other securities evidencing the right to purchase shares of Common Stock).

         9. Upon exercise the Company shall not be required to issue fractions of Shares. In lieu of such fractional Shares, the holders of Warrants shall receive an amount in cash equal to the same fraction of the current market value of one whole Share. For purposes of this Section 9, the current market value of one whole Share shall be determined pursuant to Section 8(c) hereof. All calculations under this section 9 shall be made to the nearest cent.

         10. The holder of a Warrant shall not be entitled to any rights of a shareholder of the Company with respect to any Shares purchasable upon the exercise thereof, including voting, dividend or dissolution rights, until such Shares have been paid for in full and issued to such holder. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the securities issuable upon such exercise, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same; provided, however, that such certificate or certificates delivered to the holder of the surrendered warrant shall bear a legend reading substantially as follows:

         No sale, offer to sell or transfer of such securities or this certificate or of any shares or other securities issued in exchange for or in respect of such securities shall be made unless a registration statement under the Securities Act of 1933, (the "Act"), as amended, with respect to such securities, is in effect or, to the Company's reasonable satisfaction, an exemption from the registration requirements of the Act is then applicable to such securities.

         11.      (a) Upon  any  adjustment of  the Purchase  Price  pursuant to
Section 8 hereof, the Company within ninety (90) calendar days thereafter shall have on file for inspection by the holder hereof a certificate of the Board of Directors of the Company setting forth the Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares purchasable upon exercise of a Warrant after such adjustment in the Purchase Price, which certificate shall, absent manifest error, be conclusive evidence of the correctness of the matters set forth therein.

         (b)      In case:

                  (1) the Company shall authorize the issuance to all holders of Common Stock of rights, options or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights, options or warrants; or

                  (2) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings (or consolidated earnings if the Company shall have one or more subsidiaries) or earned surplus or dividends payable in Common Stock or distributions of scrip); or

                  (3) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (5) the Company proposes to take any other action which would require an adjustment of the Purchase Price pursuant to Section 8 hereof;

then the Company shall give to the holder of a Warrant at his or its address appearing below at least ten (10) calendar days prior to the applicable record date hereinafter specified in (i) or (ii) below, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined or (ii) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 (b) or any defect herein shall not affect the legality or validity of any distribution right, option, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or the vote upon any action.

         (c) Nothing contained herein shall be construed as conferring upon the holder of a Warrant with respect to the Shares the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

         12. Any notice, request, demand or other communication pursuant to the terms of this Warrant shall be in writing and shall be sufficiently given or made when delivered or mailed by first class or registered mail, postage prepaid, if to the Company addressed to:

                  United Payors or United Providers, Inc.
                  2275 Research Boulevard
                  6th Floor
                  Rockville, Maryland 20850
                  Attention:  Secretary

or to such other address as the Company may designate by written notice to the holder of a Warrant, and if to the holder of a Warrant at his or its registered address on the records of the Company.

         13. All the covenants and provisions herein by or for the benefit of the Company hereof shall bind and inure to the benefit of its respective successors and assigns to the extent permitted hereunder and all of the covenants and provisions herein by or for the benefit of the holder hereof shall inure to the benefit of such holder's successors, legal representatives, heirs or assigns as permitted herein.

         14. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware for all purposes and shall be construed in accordance with the internal laws of such State.

         15. Nothing in the Warrant shall be construed to give to any person or corporation other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant; but this Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant.

IN WITNESS WHEREOF, an authorized officer of the Company has signed this Warrant.


                                          UNITED PAYORS & UNITED PROVIDERS, INC.





                                          By: /s/ Thomas L. Blair
                                                  ---------------
                                                  President

                                ELECTION TO PURCHASE
                                --------------------

         (To be executed by the holder only if it desires to exercise Warrants evidenced by the within Warrant)

TO:      UNITED PAYORS & UNITED PROVIDERS, INC.
         2275 Research Boulevard
         6th Floor
         Rockville, Maryland 20850
         Attention: Secretary

         The undersigned hereby (1) irrevocably elects to exercise _____________ Warrants, evidenced by the within Warrant for, and to purchase thereunder ________________ Shares issuable upon exercise of said Warrants, (2) makes payment in full of the Purchase Price of such Shares, (3) requests that certificates for the Shares be issued in the name of:

Please print Social Security or Tax Identification Number ______________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

and (4) if said number of Warrants shall not be all the Warrants evidenced by the within Warrant, requests that a new Warrant evidencing Warrants not so exercised be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)





In lieu of receipt of a fractional  Share the  undersigned  hereby elects (check
the appropriate line):                                                     -----
--------------------

_______       (i)  to receive a cash payment, and the check representing payment thereof should be made payable to ___________________________

                   _____________________________________________________________
                         (Please print name and address)
                   and should be delivered to

                   _____________________________________________________________

                   ________________________________________________________;  or





_______       (ii) to  credit  the  amount  of such payment against the Purchase
                   Price payable for the Shares issuable upon the exercise of said Warrants.


DATED:         __________________________, 199__

                                         Signature: ____________________________

                                        NOTICE:   The   above   signature   must
                                                  correspond  with  the name  as
                                                  written  upon  the face of the
                                                  within   Warrant   in    every
                                                  particular, without alteration
                                                  or  enlargement or any  change
                                                  whatsoever, or  if  signed  by
                                                  any other  person  the Form of
                                                  Assignment  herein   must   be
                                                  duly executed.

                                                                     EXHIBIT A-2

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT OR LAWS, THE RULES AND REGULATIONS THEREUNDER OR THE PROVISIONS OF THIS WARRANT. IN PARTICULAR, NO SALE, OFFER TO SELL OR TRANSFER OF SUCH WARRANTS OR THE SECURITIES UNDERLYING SUCH WARRANTS SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE ACT WITH RESPECT TO SUCH SECURITIES IS IN EFFECT OR, TO THE COMPANY'S REASONABLE SATISFACTION, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS THEN APPLICABLE TO SUCH SECURITIES.

                         WARRANT TO PURCHASE 168,000 SHARES
                                 OF COMMON STOCK OF
                        UNITED PAYORS & UNITED PROVIDERS, INC.

                                    ISSUED TO
                           PREFERRED HEALTH CHOICE, INC.
                              DATED:  October 29, 1996

NO. 2

             (INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE)

         THIS IS TO CERTIFY THAT Preferred Health Choice, Inc., an Illinois corporation ("PHC"), (or its registered assigns, herein referred to as the "Warrantholder") is entitled, upon the due exercise hereof and subject to the terms and conditions hereof, at any time commencing on the first anniversary of this certificate ("Commencement Date"), and ending on the third anniversary of the Commencement Date (the "Expiration Date"), to purchase from United Payors & United Providers, Inc, a Delaware corporation (the "Company"), and the Company shall issue and sell to the Warrantholder, the number of shares of common stock, $.01 par value per share (the "Common Stock"), of the Company (said number of shares as adjusted as provided herein being hereinafter referred to as the "Shares") set forth above upon surrender hereof, with the form of election to purchase included herein completed and duly executed, at the office of the Company, and upon simultaneous payment therefor at an exercise price per Share equal to $16.00 (said amount as adjusted herein being hereinafter referred to as the "Purchase Price") in cash and/or check payable to the order of the Company. The number and Purchase Price of the Shares are subject to adjustment as provided herein.

         1. The Warrantholder hereby represents to the Company that the Warrantholder is taking the Warrants for investment and not with a view to a distribution of the Warrants or the underlying Common Stock. Nevertheless, the Company and the Warrantholder acknowledge and agree that Warrantholder may sell, transfer, assign, hypothecate or otherwise dispose of this Warrant after the Commencement Date, provided such sale, transfer, assignment, hypothecation or other disposition is in accordance with applicable federal and state securities laws. In connection therewith the Company may require an opinion of counsel and/or other documentation as are reasonably necessary to evidence compliance with such laws.

         2. Subject to the restrictions set forth in Section 3 hereof, upon surrender of this Warrant, and payment of the Purchase Price as aforesaid, the Company shall issue and deliver with all reasonable dispatch the certificate(s) for the Shares to or upon the written order of the holder of this Warrant and in such name or names as such holder may designate. Such certificate(s) shall represent the number of Shares issuable upon the exercise of the Warrants embodied herein, together with a cash amount (if the holder has so elected in accordance with the provisions of Section 9 hereof) in respect of any fraction of a Share otherwise issuable upon such surrender.

         Certificate(s) representing the Shares shall be deemed to have been issued and the person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of this Warrant and payment of the Purchase Price as aforesaid; provided, however that if, at the date of surrender of this Warrant and payment of such Purchase Price, the transfer books for the Shares or other classes of stock purchasable upon the exercise of this Warrant shall be closed, the certificate(s) for the Shares in respect of which this Warrant is then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate(s) for such Shares. This Warrant shall be exercisable, at the election of the registered holder hereof, either as an entirety or from time to time for part of the number of Shares specified herein, but in no event shall fractional Shares be issued with regard to the exercise of this Warrant. In the event that this Warrant is exercised at any time prior to the close of business on the Expiration Date, a new Warrant shall be issued to such holder for the remaining number of Shares purchasable pursuant hereto. The Company shall cancel this Warrant when it is surrendered upon exercise.

         Prior to due presentment for registration of transfer of this Warrant, the Company shall deem and treat the Warrantholder in whose name this Warrant shall be issued as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing on this Warrant made by anyone other than the Company) for the purpose of any exercise hereof, of any distribution to the holder hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         3. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Shares issuable upon the exercise of this Warrant, provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Warrantholder upon the exercise of this Warrant, and in such case the Company shall not be required to issue or deliver any certificates for Shares until or unless the person or persons requesting the issuance have paid to the Company the amount of such tax or have established to the Company's satisfaction that such tax has been paid.

         4. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent number of Shares purchasable upon exercise, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and reasonable indemnity or bond, if requested, also reasonably satisfactory to the Company. Applicants for such substitute Warrant shall also comply with such other reasonable conditions and pay such other reasonable charges as the Company may prescribe.

         5. (a) For the purpose of enabling it to satisfy any obligation to issue Shares upon the exercise of this Warrant, the Company shall at all times through the Expiration Date, reserve and keep available, free from preemptive rights and out of its aggregate authorized but unissued shares of Common Stock, the number of Shares deliverable upon the exercise of this Warrant.

         (b) Before taking any action which would cause an adjustment pursuant to the terms set forth herein reducing the portion of the Purchase Price attributable to the Shares below the then par value (if any) of such Shares, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel regularly engaged by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Purchase Price as so adjusted.

         (c) The Company covenants that all Shares issued upon exercise of the Warrants shall, upon issuance in accordance with the terms hereof, be fully paid and nonassessable and free from all preemptive rights and taxes, liens, charges and security interests created by the Company with respect to the issuance and holding thereof.

         (d) After  the  Expiration  Date,   no   Shares  shall  be  subject  to
reservation in respect to this Warrant.

         6. Unless this Warrant is surrendered and payment made as herein provided before the Expiration Date, this Warrant will become wholly void and all rights evidenced hereby will terminate.

         7. Subject to the provisions of Section 2 above, this Warrant may be exchanged for a number of Warrants of the same tenor as this Warrant for the purchase in the aggregate of the same number of Shares of the Company as are purchasable upon exercise of this Warrant, upon surrender hereof at the office of the Company with written instructions as to the denominations of the Warrants to be issued in exchange.

         8. (a) In case the Company shall at any time after the date of this Agreement (i) declare a dividend on the Common Stock of the Company payable in shares of the Company's Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) reverse split the outstanding Common Stock into a smaller number of shares, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, reverse split or reclassification, and/or the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Warrant exercised after such time shall be entitled to receive the aggregate number and kind of securities which, if such Warrant had been exercised immediately prior to such date, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, reverse split or reclassification. Such adjustments shall be made successively whenever any event listed above shall occur.

         (b) If at any time the Company shall declare a dividend or otherwise make a distribution to the holders of its Common Stock in the form of: (i) cash;
(ii) any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (including securities of a subsidiary, but excluding common stock or securities convertible into common stock); or (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness, any shares of its capital stock, or any other securities or property of any nature whatsoever (including securities of a subsidiary, but excluding securities convertible into common stock or additional shares of Common Stock), (to the extent that an appropriate adjustment for such distribution is not covered by another paragraph Section 8) the adjustments set forth in subparagraphs (i) and (ii) below shall be made to the number of shares of Common Stock for which this Warrant is exercisable and the Purchase Price, respectively:

              (i) The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal: (i) the number of shares of common Stock for which this Warrant is exercisable immediately prior to such event, (ii) multiplied by a fraction, (A) the numerator of which shall be the current market price per share of Common Stock on the record date for the dividend or distribution, and
         (B) the denominator of which shall be the current market price per share of Common Stock on the record date for the dividend or distribution minus the amount allocable to one share of Common Stock of any such cash so distributed and the fair value (as determined in good faith by the Board of Directors of the Company and supported by an opinion from an investment banking firm of recognized national standing acceptable to the holders of the Warrant) of any and all such evidences of indebtedness, shares of capital stock, other securities or property, or warrants or other subscription or purchase rights so distributed.

              (ii) The Purchase Price shall be adjusted to equal: (i) the Purchase Price in effect immediately before the occurrence of any such event, (ii) multiplied by a fraction, (A) the numerator of which is the number of shares of Common Stock for which this Warrant is exercisable immediately before the adjustment, and (B) the denominator of which is the number of shares for which this Warrant is exercisable immediately after the adjustment.

         Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

         (c) For the purpose of any computation under Section 8(b) hereof, the current market price per share of Common Stock on any date shall be (i) the average of the last reported sale prices for the past thirty trading days as reported on a national securities exchange or (ii) the average of the last reported bid and asked prices for the past thirty trading days if the Company's common stock is reported on the NASDAQ or (iii) if the Company's common stock is not reported on the NASDAQ, the average of the last reported sale price for the past thirty trading days as reported in the "pink sheets" (or an equivalent quotation system) for over-the-counter stocks.

         (d) No adjustment in the Purchase Price shall be required unless such adjustment would require a decrease of at lest one cent ($0.01) in such price; provided, however, that any adjustment which (by reason of this Section 8(d)) is not require to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 8 shall be made to the nearest cent or to the nearest hundredth of a Share, as the case may be, but in no event shall the Company be obligated to issue fractional Shares or fractional portions of any securities upon the exercise of any Warrant.

         (e) In the event that at any time, as a result of an adjustment made pursuant to Section 8(a) hereof, the holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock or warrants or other securities of the Company other than the Shares, thereafter the number of such other shares of capital stock or warrants or other securities so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in this Section 8, and the provisions of this Warrant with respect to the Shares shall apply, to the extent applicable, on like terms to any such other shares of capital stock or warrants or other securities.

         (f) In any case in which this Section 8 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Warrants exercised after such record date Shares and such other shares of capital stock or warrants or other securities of the Company, if any, issuable upon such exercise over and above the Shares, on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to the holder a due bill or other appropriate instrument evidencing such holder's right to receive such shares of capital stock or warrants or other securities upon the occurrence of the event requiring such adjustment.

         (g) In case of any capital reorganization of the Company, or any reclassification of the Common Stock (other than a change in par value, or from par to no par value, or from no par value to par value, or as a result of subdivision or combination), or in case of the consolidation of the Company with or the merger of the Company into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, each Warrant shall after such reorganization, reclassification, consolidation, merger or sale be exercisable, upon the terms and conditions, specified herein, for the number of shares of Common Stock or other capital stock or warrants or other securities or property to which a holder of the number of Shares purchasable (at the time of such reorganization, reclassification, consolidation, merger or sale) upon exercise of such Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger or sale; and in any such case, if necessary, the provisions set forth in this Section 8(g) with respect to the rights and interests thereafter of the registered holders of all Warrants purchasable upon the exercise of any portion of this Warrant shall be approximately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of Common Stock or other capital stock or warrants or other securities or property thereafter deliverable on the exercise of the Warrants. The subdivision, reverse split or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares shall not be deemed to be a reclassification of the Common Stock for the purposes of this Section 8(g).

         (h) Except as provided in subparagraph (iv) hereunder, if the Company shall, prior to the Expiration Date, issue or sell (whether in a single transaction or a series of transactions, whether or not related) any additional shares of Common Stock in exchange for consideration in an amount per additional share of Common Stock which are in each instance, less than the Purchase Price at the time the additional shares of Common Stock are issued, then (to the extent that an appropriate adjustment is not covered by another paragraph of
Section 8), the Purchase Price and the number of shares for which the Warrant is exercisable shall be adjusted as follows:

              (i) The Purchase Price shall be adjusted to equal (i) the Purchase Price for which this Warrant is exercisable prior to the adjustment; (ii) multiplied by a fraction, (A) the numerator of which is the sum of the number of shares of Common Stock outstanding immediately prior to the issue or sale multiplied by the Purchase Price then in effect, plus the number of shares of Common Stock that could have been acquired at the current market price immediately prior to such issue or sale using the aggregate consideration payable in the issue or sale and (B) the denominator of which is the number of shares of Common Stock outstanding immediately prior to the issue or sale plus the number of additional shares of Common Stock issued or sold.

              (ii) The number of shares of Common Stock for which this Warrant is exercisable shall be adjusted to equal the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such issue or sale, multiplied by a fraction, (A) the numerator of which is the Purchase Price are giving effect to the adjustment, and
         (B) the denominator of which is the Purchase Price in effect immediately prior to the issue or sale.

              (iii) No adjustment of the number of shares of Common Stock for which this Warrant shall be exercisable or the Purchase Price shall be made under paragraph (i) or (ii) of this Section 8(h) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any securities convertible into common stock, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such securities convertible into common stock (or upon the issuance of any warrant or other rights therefor) pursuant to this Section 8.

              (iv) Notwithstanding any other provision of this Section 8(h), no adjustment to the exercise price of the Warrants or the number of shares issuable upon exercise of the Warrants shall be made with respect to the issuance (to persons or entities other than persons or entities who or which, acting alone or together, own of record or beneficially, at least (x) 10% of the outstanding shares of Common Stock, including securities convertible into, or otherwise representing the right to acquire, shares of Common Stock, or (y) securities representing at least 10% of the voting power or equity interest in the Company, including securities convertible into or otherwise representing the right to acquire such securities) of up to an aggregate of 4,500,000 additional shares of Common Stock (including but not limited to the issuance of shares of Common Stock upon the exercise of conversion of the options, warrants, convertible securities or other securities evidencing the right to purchase shares of Common Stock).

         9. Upon exercise the Company shall not be required to issue fractions of Shares. In lieu of such fractional Shares, the holders of Warrants shall receive an amount in cash equal to the same fraction of the current market value of one whole Share. For purposes of this Section 9, the current market value of one whole Share shall be determined pursuant to Section 8(c) hereof. All calculations under this section 9 shall be made to the nearest cent.

         10. The holder of a Warrant shall not be entitled to any rights of a shareholder of the Company with respect to any Shares purchasable upon the exercise thereof, including voting, dividend or dissolution rights, until such Shares have been paid for in full and issued to such holder. As soon as practicable after such exercise, the Company shall deliver a certificate or certificates for the securities issuable upon such exercise, all of which shall be fully paid and nonassessable, to the person or persons entitled to receive the same; provided, however, that such certificate or certificates delivered to the holder of the surrendered Warrant shall bear a legend reading substantially as follows:

         No sale, offer to sell or transfer of such securities or this certificate or of any shares or other securities issued in exchange for or in respect of such securities shall be made unless a registration statement under the Securities Act of 1933 (the "Act"), as amended, with respect to such securities, is in effect or, to the Company's reasonable satisfaction, an exemption from the registration requirements of the Act is then applicable to such securities.

         11. (a) Upon any adjustment of the Purchase Price pursuant to Section 8 hereof, the Company within ninety (90) calendar days thereafter shall have on file for inspection by the holder hereof a certificate of the Board of Directors of the Company setting forth the Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares purchasable upon exercise of a Warrant after such adjustment in the Purchase Price, which certificate shall, absent manifest error, be conclusive evidence of the correctness of the matters set forth therein.

         (b)      In case:

                  (1) the Company shall authorize the issuance to all holders of Common Stock of rights, options or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights, options or warrants; or

                  (2) the Company shall authorize the distribution to all holders of Common Stock of evidences of its indebtedness or assets (other than cash dividends or cash distributions payable out of earnings (or consolidated earnings if the Company shall have one or more subsidiaries) or earned surplus or dividends payable in Common Stock or distributions of scrip); or

                  (3) of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization of any reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination); or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (5) the Company proposes to take any other action which would require an adjustment of the Purchase Price pursuant to Section 8 hereof;

then the Company shall give to the holder of a Warrant at his or its address appearing below at least ten (10) calendar days prior to the applicable record date hereinafter specified in (i) or (ii) below, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined or (ii) the date on which any such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 (b) or any defect herein shall not affect the legality or validity of any distribution right, option, warrant, consolidation, merger, conveyance, transfer, reorganization, reclassification, dissolution, liquidation or winding up or the vote upon any action.

         (c) Nothing contained herein shall be construed as conferring upon the holder of a Warrant with respect to the Shares the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company.

         12. Any notice, request, demand or other communication pursuant to the terms of this Warrant shall be in writing and shall be sufficiently given or made when delivered or mailed by first class or registered mail, postage prepaid, if to the Company addressed to:

             United Payors or United Providers, Inc.
             2275 Research Boulevard
             6th Floor
             Rockville, Maryland 20850
             Attention:  Secretary

or to such other address as the Company may designate by written notice to the holder of a Warrant, and if to the holder of a Warrant at his or its registered address on the records of the Company.

         13. All the covenants and provisions herein by or for the benefit of the Company hereof shall bind and inure to the benefit of its respective successors and assigns to the extent permitted hereunder and all of the covenants and provisions herein by or for the benefit of the holder hereof shall inure to the benefit of such holder's successors, legal representatives, heirs or assigns as permitted herein.

         14. This Warrant shall be deemed to be a contract made under the laws of the State of Delaware for all purposes and shall be construed in accordance with the internal laws of such State.

         15. Nothing in the Warrant shall be construed to give to any person or corporation other than the Company and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant; but this Warrant shall be for the sole and exclusive benefit of the Company and the holder of this Warrant.

IN WITNESS WHEREOF, an authorized officer of the Company has signed this Warrant.

                                          UNITED PAYORS & UNITED PROVIDERS, INC.





                                           By: /s/ Thomas L. Blair
                                                   ---------------
                                                   President

                                ELECTION TO PURCHASE
                                --------------------

         (To be executed by the holder only if it desires to exercise Warrants evidenced by the within Warrant)

TO:      UNITED PAYORS & UNITED PROVIDERS, INC.
         2275 Research Boulevard
         6th Floor
         Rockville, Maryland 20850
         Attention: Secretary

         The undersigned hereby (1) irrevocably elects to exercise _____________ Warrants, evidenced by the within Warrant for, and to purchase thereunder ________________ Shares issuable upon exercise of said Warrants, (2) makes payment in full of the Purchase Price of such Shares, (3) requests that certificates for the Shares be issued in the name of:

Please print Social Security or Tax Identification Number ______________________

________________________________________________________________________________
                        (Please print name and address)

________________________________________________________________________________

________________________________________________________________________________

and (4) if said number of Warrants shall not be all the Warrants evidenced by the within Warrant, requests that a new Warrant evidencing Warrants not so exercised be issued in the name of and delivered to:


________________________________________________________________________________
                        (Please print name and address)





In lieu of receipt of a fractional  Share the  undersigned  hereby elects (check
the appropriate line):                                                     -----
--------------------

_______       (i)  to receive a cash payment, and the check representing payment thereof should be made payable to ___________________________

                   _____________________________________________________________
                         (Please print name and address)


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                   and should be delivered to

                   _____________________________________________________________

                   ________________________________________________________;  or





_______       (ii) to  credit  the  amount  of such payment against the Purchase
                   Price payable for the Shares issuable upon the exercise of said Warrants.


DATED:         __________________________, 199__

                                         Signature: ____________________________

                                        NOTICE:   The   above   signature   must
                                                  correspond  with  the name  as
                                                  written  upon  the face of the
                                                  within   Warrant   in    every
                                                  particular, without alteration
                                                  or  enlargement or any  change
                                                  whatsoever, or  if  signed  by
                                                  any other  person  the Form of
                                                  Assignment  herein   must   be
                                                  duly executed.


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